UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Scheduled 14A Information
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant: ☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TRIPLE-S MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Triple-S Management Corporation
1441 F.D. Roosevelt Avenue – San Juan, Puerto Rico 00920

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Dear fellow Shareholder:

It is my pleasure to invite you to our annual meeting of shareholders, which will be held on Friday, April 28, 2017, at 9:00 a.m., local time, in our corporate offices located at 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

At this year’s meeting, we will elect three directors to our Board of Directors, ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017, vote on an advisory resolution to approve the compensation of the Company’s named executive officers, vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, vote on several amendments to the Company’s Amended and Restated Articles of Incorporation, approve the Company’s 2017 Incentive Plan, and act on any other business matter properly brought before the meeting.

This booklet, which includes a formal notice of the meeting and the proxy statement, details the business to be conducted at the meeting and provides additional information about us and the meeting that you should consider as you cast your vote. I appreciate the time and attention you devote to reading these materials and voting your shares.

Your vote is very important to us. I encourage you to vote as soon as possible whether or not you plan to attend the meeting. You may cast your vote over the Internet or by telephone according to the instructions in the proxy statement and the notice. As an alternative, if you requested and received a printed copy of the proxy card by mail, you may complete, sign and date the proxy card in accordance with the instructions set forth in the proxy statement. You may also return the completed proxy card by mail in the postage-paid envelope provided with your request.

On behalf of the Board, thank you for your continued interest and support.

Sincerely,

Luis A. Clavell-Rodríguez, MD
Chair of the Board
March      , 2017

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Triple-S Management Corporation
P.O. Box 363628
San Juan, Puerto Rico 00936-3628

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To our Shareholders:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders will be held on Friday, April 28, 2017, at 9:00 a.m., local time, in our corporate offices located at 1441 F.D. Roosevelt Avenue, San Juan Puerto Rico 00920.

Items of business
Shareholders will be asked to consider and vote on the following matters:

1.   The election of three nominees to serve as “Group 1” directors, each for a term of three years;

2.   The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

3.   The consideration of an advisory resolution to approve the compensation of our named executive officers;

4.   The approval of an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

5.  The approval of an amendment to Article TENTH A of the Amended and Restated Articles of Incorporation of the Company;

6.  The approval of an amendment to Article TENTH C of the Amended and Restated Articles of Incorporation of the Company;

7.   The approval of an amendment to Article THIRTEENTH of the Amended and Restated Articles of Incorporation of the Company;

8.   The adoption of the Triple-S Management Corporation 2017 Incentive Plan; and

9.   Any other business that may properly come before the meeting or any adjournment or postponement thereof.

Record date	Shareholders of record of the Company at the close of business on February 28, 2017 are entitled to receive notice of, attend, and vote at the meeting.

Your vote is important	Please vote as promptly as possible by using the Internet, telephone, or by signing, dating and returning the completed proxy card in accordance with the instructions in the Notice or your proxy card.

Important notice regarding the availability of proxy materials

We are delivering the proxy materials to all our shareholders via the Internet, as permitted by U.S. Securities and Exchange Commission rules.  Instead of sending a paper copy of the proxy materials, we are sending to our shareholders of record a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions on how to access the proxy materials and how to vote via the Internet.

Our proxy statement and the 2016 annual report to shareholders are available at our website http://www.triplesmanagement.com.  Shareholders may request a printed copy of the proxy materials by following the instructions set forth in the Notice and the proxy statement.

By order of the Board of Directors,

Carlos L. Rodríguez-Ramos
Secretary

San Juan, Puerto Rico
March     , 2017

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PROXY SUMMARY

This summary highlights certain information about Triple-S Management Corporation (the “Company,” “we,” “our,” or “us”) and certain information contained elsewhere in this proxy statement for the Company’s 2017 Annual Meeting of shareholders (“the meeting”).  This summary does not contain all of the information that you should consider.  We encourage you to read the entire proxy statement carefully before voting.

Information about the meeting of shareholders

•	Time and date:	Friday, April 28, 2017 at 9:00 a.m., local time.
•	Location:	1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.
•	Record Date:	Tuesday, February 28, 2017.
•	Voting:
All shareholders as of the record date are entitled to attend the meeting and vote.  Each share of our common stock owned on the record date entitles the shareholder to one vote on each proposal presented for consideration.

Voting matters		Board recommendation	Page reference
•	Election of three “Group 1” directors.	FOR each nominee	12
•	Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm.	FOR	16
•	An advisory resolution to approve the compensation of our named executive officers.	FOR	18
•	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 YEAR	20
•	Amendment to Article TENTH A of the Amended and Restated Articles of Incorporation of the Company.	FOR	21
•	Amendment to Article TENTH C of the Amended and Restated Articles of Incorporation of the Company.	FOR	22
•	Amendment to Article THIRTHEENTH of the Amended and Restated Articles of Incorporation of the Company.	FOR	22
•	Adoption of the Triple-S Management Corporation 2017 Incentive Plan.	FOR	24

Director nominees

At the meeting, shareholders are being asked to vote for three “Group 1” directors, each for a three-year term. Each nominee currently serves as a director in our Board. Also, our Board has determined that each nominee is independent pursuant to the independence criteria outlined by the New York Stock Exchange and the BlueCross and BlueShield Association.

Name	Age	Director since	Experience/Qualification	Committee memberships
Jorge L. Fuentes Benejam	68	2008	Public company knowledge; executive leadership	• Corporate Governance and Nominating (Chair) • Investment and Financing • Executive
Roberto Santa María-Ros	65	2015	Accounting and Financial	• Audit • Investment and Financing
Cari M. Dominguez	67	2012	Government and public policy experience; human resources knowledge; executive leadership	• Corporate Governance and Nominating • Compensation and Talent Development • Executive (Vice Chair)

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Corporate governance highlights

•	7 of our 9 current directors are independent.[1]
•	Separate chair of the Board and chief executive officer positions.
•	Lead Independent Director.
•	Annual Board, committee, and individual director self-evaluations.
•	Stock ownership guidelines for directors.
•	Guidelines for annual continuing education of directors.

Casting your vote

Visit www.proxyvote.com and follow the instructions in the Notice.
Scan the QR Code in the Notice, with your mobile phone and vote following the instructions in the Notice.
Call the telephone number in the Notice.
Send your completed and signed proxy card to Triple-S Management Corporation c/o Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717.
Cast your vote in person if you are the registered shareholder or by obtaining a “legal proxy” if your shares are held in “street name” by completing and signing your proxy card at the meeting.

Submitting proposals for the 2018 Annual Meeting of shareholders

•	Deadline for shareholders proposal for inclusion in the 2018 proxy statement:	November 16, 2017
•	Period for submitting proposals and nominations for directors to be considered at the 2018 Annual Meeting:	November 29, 2017 to December 29, 2017

Independent registered public accounting firm

As a matter of good corporate governance, our shareholders are being asked to ratify the selection of Deloitte & Touche LLP (“D&T”) as our independent registered accounting firm.  Below is a summary of the fees that we paid or accrued in connection with services provided by D&T for 2016 and 2015.

Type of Fees	2016	2015
Audit Fees	$2,902,600	$2,707,600
Audit-Related Fees	$431,860	$340,250
Tax Fees	$0	$0
All Other Fees	$300,888	$0
Total	$3,635,348	$3,047,850

1 With the passing of Ms. Soto-Martinez on March 28, 2016, the Board currently consists of 9 members. Ms. Soto-Martinez’ seat on the Board remains vacant while the Board considers a candidate for director.

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PROXY SUMMARY

Executive compensation components

Components of our compensation plan are summarized below.  Some components are inapplicable to certain executives, as further described in this proxy statement.  For more information on the compensation of our executive officers, see the “Compensation discussion and analysis” section of this proxy statement.

Component		Description
Fixed	Base salary
•   Cash compensation to recognize individual contribution to the Company, taking into consideration the executive’s experience, knowledge and scope of responsibilities.
•    Reviewed annually based on individual performance, market-level relative salary, the Company’s financial performance, and ability to pay.
•    Adjusted if and when appropriate.

Variable	Short-term cash incentive
•    Motivates individual to attain annual objectives and reinforces the optimization of operating results and corporate goals.
•    May range from zero to 150% of the target opportunity.
•    Company’s financial results account for 70% of each executive’s evaluation, and individual performance accounts for the remaining 30%.

Equity compensation
•    Promotes long-term success, the retention of talented individuals, and mitigation of excessive risk taking.
•    75% as performance shares; payout range from zero to 150% from target opportunity over a 3-year performance period.
•    25% as restricted shares vesting in equal installments over a 3-year period.

Variable	Benefits and perquisites including retirement programs, non-qualified deferred compensation plan, health and life insurance, and vehicle allowance, among others.

Other components of the compensation program

Our compensation program includes policies and practices that we believe promote good governance and align executive compensation with the interests of our shareholders.

What we do

•	Have an equity grant policy with pre-scheduled grant dates to avoid backdating of equity awards.
•	Deliver 75% of annual long-term incentive in the form of performance shares.
•	Have an incentive compensation recoupment policy to ensure compensation is paid on accurate financial data.
•	Require executive officers, directors and other individuals to request pre-clearance to transact with our stock.
•	Engage an independent compensation consultant selected by, and that reports directly to, the Compensation and Talent Development Committee.
•	Have stock ownership guidelines requiring executive and other participants of equity compensation to own and retain Company stock.

What we don’t do

•	No hedging on our Company stock.
•	No unusual or excessive perquisites.
•	No option awards. Grant of stock options was discontinued in 2010.
•	No cash severance payment upon change in control. Chief executive officer may only receive cash severance payment upon a change in control with termination of employment (“Double trigger”).

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PROXY SUMMARY

2016 compensation summary

The compensation of our named executive officers (“NEOs”) for 2016 is summarized below. For more information, see the narrative and notes accompanying the 2016 summary compensation tables included in this proxy statement.

Name and Position	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation	All Other Compensation	Total
Roberto García-Rodríguez President and CEO	$744,385	$600	$1,874,972	$215,769	$0	$37,728	$2,873,454
Juan J. Roman-Jimenez Executive Vice President and CFO	$471,154	$600	$749,981	$102,747	$45,000	$12,800	$1,382,282
Madeline Hernandez-Urquiza	$514,135	$600	$524,998	$150,186	$10,000	$33,683	$1,233,602
President of Triple-S Salud & Triple-S Advantage, Inc.
Eva G. Salgado-Micheo	$391,516	$600	$374,979	$187,995	$180,000	$28,200	$1,163,290
President of Triple-S Propiedad, Inc.
Arturo L. Carrion-Crespo	$324,700	$600	$249,978	$153,760	$0	$44,000	$773,038
President of Triple-S Vida, Inc.

Compensation mix

For 2016, 70% of the total compensation approved to our CEO and 61% for our other NEOs was at-risk, variable compensation. Actual amounts realized depend on our annual and long-term performance and our Company’s stock price. Also, equity compensation granted comprised 63% of CEO compensation and 40% of all other NEOs compensation. We believe this compensation design promotes our executives to achieve the Company’s financial results while taking into consideration the impact of their decisions. The compensation mix of our CEO and our other NEOs is illustrated in the charts below, which considers maximum payout of approved performance equity grants and cash compensation.

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PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS

We are providing this proxy statement to our shareholders in connection with a solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the meeting and at any adjournment or postponement of the meeting. We will hold the meeting on Friday, April 28, 2017, beginning at 9:00 a.m., local time, in our corporate offices located at 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

We are furnishing the proxy materials over the Internet pursuant to the rules of the U.S. Securities and Exchange Commission (“SEC”).  On or about March 16, 2017, we began mailing the Notice to our shareholders of record as of the close of business on February 28, 2017. The Notice contains instructions on how to access this proxy statement and our annual report and how to cast your vote. You will not receive a paper copy of the proxy materials unless you request one. The Notice will contain instructions on how to access the proxy materials over the Internet and vote online or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials, free of charge.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 28, 2017: This proxy statement, our 2016 Annual Report, the form of proxy and voting instructions are being made available to shareholders of record of our Class A and Class B common stock on or about March 16, 2017 at www.proxyvote.com. If you would still like to receive a printed copy of the proxy materials or our 2016 Annual Report, including audited financial statements for the year ended December 31, 2016, you may request a printed copy by: (a) telephone at 1-800-579-1639; (b) Internet at www.proxyvote.com; or (c) e-mail at sendmaterial@proxyvote.com.  Please make the request as instructed above on or before April 14, 2017 to facilitate timely delivery.

All proxies will be voted in accordance with the instructions they contain.  If you do not provide voting instructions on your proxy card with respect to a particular matter, your shares will be voted in accordance with the recommendations of our Board.

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INFORMATION ABOUT VOTING, SOLICITATION AND THE ANNUAL MEETING

Why am I receiving these materials?

Our Board is providing these materials to you to solicit proxies on its behalf to be voted at the meeting on April 28, 2017 at 9:00 a.m., local time, at the offices of Triple-S Management Corporation, 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

Why did I receive a one-page notice in the mail instead of a full set of proxy materials?

We have elected to deliver our proxy materials over the Internet to all our shareholders under the “notice and access” rules of the SEC. If you are a shareholder of record, we sent you a Notice by mail. You will not receive a printed copy of the proxy materials unless you request one. We encourage you to help us reduce the environmental impact of the meeting, and reduce the cost associated with printing and mailing of proxy materials by accessing the proxy materials over the Internet.

How can I request a printed copy of the proxy materials?

You may request a printed copy of the proxy materials by calling 1-800-579-1639; or accessing www.proxyvote.com over the Internet; or by sending an email to sendmaterial@proxyvote.com. Please make the request on or before April 14, 2017 to facilitate timely delivery.

What should I do if I receive more than one Notice?

You may receive more than one Notice. For example, you may receive a separate Notice if: (i) you hold Class A and Class B shares, or (ii) you hold Class B shares in more than one brokerage account. Please vote all your shares over the Internet, by telephone, or by signing and mailing all proxy cards or voting instruction forms that you receive.

Who can vote?

To be able to vote, you must have been a holder of record of our common stock at the close of business on February 28, 2017. This date is the “record date” for the 2017 Annual Meeting. Shareholders of record on the record date are entitled to receive notice of, attend, and vote on each proposal at the meeting or on any postponement or adjournment of the meeting.

How many votes do I have?

You are entitled to one vote per each share of our common stock that you owned on the record date on each matter that is presented for consideration. All shares of our Class A and Class B common stock will vote together as a single class on all matters brought before the meeting.

Who may be present at the meeting?

Only shareholders of record and beneficial owners with a legal proxy issued in their name by their respective organization holding their shares may be present at the meeting. No other person, including persons accompanying a shareholder, will be allowed at the meeting. Please bring a valid form of photo identification, such as a driver’s license or passport, to corroborate your identity as one of our shareholders. No video or audio recording will be allowed during the meeting. We encourage you to vote your shares in advance even if you plan to attend the meeting.

What constitutes a quorum for the meeting?

At least one-third (1/3) of the shares entitled to vote must be present at the meeting, in person or by proxy, to constitute a quorum. As of the record date,              shares of common stock were issued and outstanding. Shares of common stock represented in person or by proxy, “broker non-votes,” as discussed below, and shares that abstain or do not vote with respect to a particular proposal, will be treated as shares that are present to determine if there is a quorum. If a quorum is not present, we may propose to adjourn the meeting to solicit additional proxies.

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What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of record. If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, and not through a brokerage firm, bank, broker-dealer or other similar organization, you are considered the “shareholder of record” with respect to those shares. We have sent the Notice directly to you.

Beneficial owner of shares held in street name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice should be sent to you by that organization. You have the right to instruct that organization how to vote your shares.

How do I vote if I am the shareholder of record of my shares?

If you are the shareholder of record, you may vote in one of the following four ways:

•    Through the Internet.  Vote by following the instructions on the Notice or going to the Internet address stated on your proxy card.

•    By telephone.  Call the telephone number provided on your proxy card.

•    By mail.  If you requested and received a printed copy of the proxy materials or downloaded the proxy materials over the Internet, you can complete and sign your proxy card and mail it to the following address:

Triple-S Management Corporation
c/o Broadridge Financial Solutions, Inc.
51 Mercedes Way
Edgewood, New York 11717

•    In person. Attend the meeting and vote in person or by submitting your proxy card at the meeting.

Completing and sending the proxy card. Provide your full title when signing a proxy as attorney-in-fact, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor to ensure your proxy card is voted according to your instructions and to avoid delays in ballot taking and counting.  If shares are registered in the name of more than one record holder, all record holders must sign the proxy card. If you vote via the Internet or by phone, do not return the proxy card.

Closing of voting facilities. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern time, on April 27, 2017.  If you plan to vote by mail, your proxy card must be received no later than 12:00 p.m., Eastern Time, on April 27, 2017.

How do I vote if I am a “beneficial owner”?

If you are a beneficial owner you will receive the Notice from the organization that holds your shares with instructions on how to vote your shares. That organization will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of our proxy statement and proxy card by following the instructions on the Notice provided by the organization.

You can vote in person at the meeting, but you must bring at the meeting a “legal proxy” issued in your name by the organization that holds your shares. The legal proxy authorizes you to vote your shares held in street name at the meeting.  Contact the organization that holds your shares for instructions on how to obtain a legal proxy. You must bring a copy of the legal proxy to the meeting and ask for a ballot in order to cast your vote in person. In order for your vote to be counted, you must hand the copy of the legal proxy with your completed ballot when you cast your vote.

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Can I change or revoke my vote after I have voted?

Yes.  You can change your vote or revoke your proxy at any time before the taking of votes at the meeting by delivering a written notice of revocation to our Secretary at or before the meeting; or by submitting another proxy by mail, telephone or the Internet prior to the applicable cutoff time; or by presenting to our Secretary, before or at the meeting before polls close, a later dated proxy executed by the person who executed the prior proxy; or by voting in person at the meeting. If you elect to revoke your vote by delivering a written notice of revocation or by submitting another proxy by mail to our Secretary, deliver it to the following address:

Triple-S Management Corporation
c/o Carlos L. Rodríguez-Ramos, Secretary
1441 F.D. Roosevelt Avenue, 6th Floor
San Juan, Puerto Rico 00920

If you provide more than one proxy, the properly signed proxy having the latest date will revoke any earlier proxy. Attending the meeting will not automatically revoke a proxy unless you properly vote at the meeting or specifically request that your prior proxy be revoked.

If you are a beneficial owner, you must contact the organization that holds your shares to change your vote or, if you intend to be present and vote at the meeting, bring the legal proxy issued in your name by such organization to the meeting.

What happens if I do not give specific voting instructions?

If you are a shareholder of record and you indicated when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you signed and returned a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and, as proxy holders, may determine in their discretion with respect to any other matters properly presented for a vote at the meeting and at any postponement or adjournment thereof.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In order to minimize the number of broker non-votes, the Company encourages you to vote or provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

Who will count the votes?	A representative of Broadridge Financial Solutions, Inc., an independent third party, will act as the inspector of the election and tabulate the votes cast by proxy or in person at the meeting.
Which proposals are considered routine or non-routine?

The election of directors (Proposal 1), the advisory resolution to approve the compensation of our NEOs (Proposal 3), the advisory vote on the frequency of the advisory vote on the compensation of our NEOs (Proposal 4), the approval of the amendments to the Amended and Restated Articles of Incorporation of the Company (Proposal 5, Proposal 6, Proposal 7), and the approval of the Triple-S Management 2017 Incentive Plan (Proposal 8) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1 and Proposal 3 through 8.

The ratification of the selection of D&T as our independent registered public accounting firm for 2017 (Proposal 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore it is likely that no broker non-votes will exist in connection with Proposal 2.

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What is the required vote to approve each proposal?

Election of directors (Proposal 1). A nominee must be elected to our Board by the affirmative vote of a majority of votes cast with respect to such nominee by the shares of common stock entitled to vote and present at the meeting or represented by proxy.  If shareholders do not elect a nominee who is already serving as a director, Puerto Rico corporation law provides that the director will continue to serve on our Board as a “holdover” director until a successor is elected. An “affirmative vote of a majority of votes cast” on a proposal means that the votes cast “for” the proposal exceed the votes cast “against” such proposal. Abstentions and broker non-votes will not count as a vote “for” or “against” the proposal and thus will have no effect in determining whether the proposal has received the affirmative vote of a majority of the votes cast at the meeting.

Ratification of the selection of the independent registered public accounting firm (Proposal 2). The approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present at the meeting or represented by proxy. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will have no effect on the proposal.

Approval of the compensation of our named executive officers (Proposal 3). The approval, on an advisory basis, of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present at the meeting or represented by proxy. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will have no effect on this proposal.

Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (Proposal 4). The approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present at the meeting or represented by proxy. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will have no effect on this proposal. With respect to this proposal, if none of the frequency alternatives receive a majority vote, we will consider the frequency that receives the highest number of votes by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and not binding on us or our Board in any way, our Board may decide that it is in our and our shareholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the alternative approved by our shareholders.

Approval of the Amendments to the Amended and Restated Articles of Incorporation of the Company (Proposal 5, Proposal 6 and Proposal 7). The approval of these proposals require the affirmative vote of a majority of the issued and outstanding shares of common stock, entitled to vote, as of the record date. Abstentions and broker non-votes will have the same effect as votes “against” these proposals. Additionally, the failure to vote will have the same effect as a vote “against” these proposals.

Adoption of the Triple-S Management 2017 Incentive Plan (Proposal 8). The approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present at the meeting or represented by proxy. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will have no effect on this proposal.

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How does the Board recommend to vote on the proposals?

The Board recommends shareholders to vote as set forth below.

Election of Directors (Proposal 1). FOR each of the three nominees.

Ratification of the selection of the independent registered public accounting firm (Proposal 2). FOR the ratification of D&T as our independent registered public accounting firm for 2017.

Approval of the compensation of our named executive officers (Proposal 3). FOR the approval, on an advisory basis, of the compensation of our named executive officers.

Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (Proposal 4). 1 YEAR on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Amendment to Article TENTH A of the Amended and Restated Articles of Incorporation of the Company (Proposal 5). FOR the approval of the amendment to Article TENTH A the Amended and Restated Articles of Incorporation of the Company.

Amendment to Article TENTH C of the Amended and Restated Articles of Incorporation of the Company (Proposal 6). FOR the approval of the amendment to Article TENTH C the Amended and Restated Articles of Incorporation of the Company.

Amendment to Article THIRTEENTH of the Amended and Restated Articles of Incorporation of the Company (Proposal 7). FOR the approval of the amendment to Article THIRTEENTH of the Amended and Restated Articles of Incorporation of the Company.

Adoption of the Triple-S Management 2017 Incentive Plan (Proposal 8). FOR the adoption of the Triple-S Management 2017 Incentive Plan.

Will any other business be conducted on at this meeting?

We do not know of any other business that may come before the meeting other than as described in the Notice. The chair of the meeting will declare out of order and disregard the conduct of any business not properly presented. However, if any new matter requiring the vote of our shareholders is properly presented before the meeting, proxies may be voted with respect thereto at the discretion of the proxy holders. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present at the meeting or represented by proxy with respect to any other item properly presented at the meeting will be required for approval of such item, unless a greater percentage is required by law, our articles of incorporation or our bylaws.

Where can I find the voting results of the meeting?	We will announce preliminary voting results at the meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days following the meeting.
What is the cost and method of soliciting proxies?

We will bear the costs of soliciting proxies. We will also reimburse banks, brokers or other custodians, nominees and fiduciaries representing beneficial owners for their reasonable out-of-pocket expenses incurred in distributing proxy materials to shareholders and obtaining their votes. In addition, our directors, officers and employees may solicit proxies on the Company’s behalf in person, by telephone, or email without additional compensation.

What happens if the meeting is postponed or adjourned?	Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time before it is voted.

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How and when may I submit a shareholder proposal, including a shareholder nomination for director, for the 2018 annual meeting of shareholders?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2018 annual meeting of shareholders, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  To be eligible for inclusion, we must receive the shareholder’s proposal for our proxy statement for the 2018 annual meeting of shareholders at our principal corporate offices in San Juan, Puerto Rico, at the address below no later than November 16, 2017.

In addition, our bylaws require that we be given advance written notice of director nominations for election to our Board and other matters that shareholders wish to present for action at an annual meeting, other than those to be included in our proxy statement under Rule 14a-8 of the Exchange Act. The Secretary must receive such notice from a shareholder of record at the address noted below not less than 120 days or more than 150 days before the first anniversary of the preceding year’s annual meeting. However, if the date of our annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date, then we must receive such notice at the address noted below not later than the close of business on the tenth day after the day on which public disclosure of the meeting was made. Assuming that the 2018 annual meeting is not advanced by more than 30 days nor delayed by more than 60 days from the anniversary date of the meeting, you would need to give us appropriate notice of the proposal at the address noted below no earlier than the close of business on November 29, 2017, and no later than the close of business on December 29, 2017. If a shareholder of record does not provide timely notice of a nomination or other matters to be presented at the 2018 annual meeting, it will not appear in the notice of meeting. If you are a beneficial owner, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

Our bylaws also specify requirements relating to the content of the notice that shareholders of record must provide to our Secretary for any matter, including a shareholder proposal or nomination for director, to be properly presented at a shareholder meeting. A copy of the full text of our bylaws is on file with the SEC and available on our website at www.triplesmanagement.com.

Any proposals, nominations or notices should be sent to:

Triple-S Management Corporation
c/o Carlos L. Rodríguez-Ramos, Secretary
1441 F.D. Roosevelt Avenue, 6th Floor
San Juan, Puerto Rico 00920

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated Messrs. Jorge L. Fuentes-Benejam and Roberto Santa María-Ros, and Mrs. Cari M. Dominguez to serve as Group 1 directors, each for a three-year term until the 2020 annual meeting or until a successor is elected and qualified.

Recommendation:          Vote FOR each nominee.

Overview

Our Board is divided into three groups, with one group being elected each year and members of each group holding office for a three-year term. This classified board structure is required by our articles of incorporation and by the terms of our license agreement with the BlueCross and BlueShield Association (“BCBSA”). Our Board has fixed the number of directors at ten. With the passing of Ms. Adamina Soto-Martínez on March 28, 2016, the Board currently consists of nine members: three Group 1 directors (with terms expiring at the 2017 annual meeting), two Group 2 directors (with terms expiring at the 2018 annual meeting), three Group 3 directors (with terms expiring at the 2019 annual meeting) and our president and chief executive officer, which is an ex-officio member of our Board and is excluded from the three director groups pursuant to the articles of incorporation of the Company. At this annual meeting our shareholders will have the opportunity to vote on an amendment to the articles of incorporation of the Company to eliminate the provision by which the Company’s President and chief executive officer is a member of the Board without shareholder approval (Proposal 6). Ms. Soto-Martínez’s seat on the board remains vacant while the Board considers a candidate for director.

Our articles of incorporation and our license with the BCBSA require our Board to be comprised of three groups as equal in number as possible. Our bylaws authorize the Board to alter the total number of directors serving on our Board, fix the exact number of directors serving in each group, nominate directors for shorter terms of office, and assign nominees to a specific group to ensure that the group size requirement is met. Accordingly, the Board nominated three individuals to serve as Group 1 directors, each for a three-year term. Nominees are current directors. The affirmative vote of a majority of the votes cast by the shares of common stock entitled to vote and present or represented by proxy at the meeting is required to elect each nominee.

The persons named as proxies in the proxy card will vote for each of these nominees unless you instruct otherwise on the proxy card. Nominees have indicated their willingness and ability to serve, if elected. However, if any or all of the nominees should be unable or unwilling to serve, the proxies may be voted for a substitute nominee designated by our Board or our Board may reduce the number of directors. Proxies cannot be voted for a greater number of persons than the number of nominees. We have no knowledge that any nominee will become unavailable for election.

Information about the nominees and directors continuing in office

The following candidates for election have been nominated by the Board based on the recommendation of the Corporate Governance and Nominating Committee. Below you will find information about the nominees and directors whose terms in office will continue after the meeting, including their age, positions held, their principal occupation, business experience and directorships (including positions held in our Board’s committees, if any) for at least the past five years. In addition, we have included information regarding each nominee’s and director’s specific experience, qualifications, attributes and skills that led our Board to conclude that the nominees and directors should serve as members of the Board. We believe that all of our nominees and directors have a reputation of integrity, honesty and adherence to high ethical standards. Also, they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company, which taken as a whole, enable the Board to satisfy its oversight responsibilities in light of our business and structure.

The information presented about each nominee for election and director continuing in office is as of the date of this proxy statement. Information about the number of shares of common stock beneficially owned by each of the nominees and directors appears below under the heading “Security ownership of certain beneficial owners and management.”  See also “Other relationships, transactions and events.” There are no family relationships among any of our directors and executive officers. We encourage our shareholders to read the “Corporate Governance―Director nominations process” section of this proxy, for further details.

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Nominees for election

Nominees for Group 1, each for a three-year term
Jorge L. Fuentes-Benejam, PE Director since 2008 Independent Age: 68

Professional background: Mr. Fuentes-Benejam was chair, president and chief executive officer from 1986 until 2010, and is currently chair of Gabriel Fuentes Jr. Construction Co. Inc., a heavy and marine construction business, and of Fuentes Concrete Pile Co. Inc., a precast concrete pile manufacturing business, and related entities. Currently, Mr. Fuentes-Benejam is a member of the board of trustees of Interamerican University of Puerto Rico, Puerto Rico’s largest private university. Mr. Fuentes-Benejam is a NACD Board Leadership Fellow.

Qualifications: Mr. Fuentes-Benejam’s broad understanding of Puerto Rico’s business environment, particularly the construction industry—one of the key industries we serve—as well as his considerable management and board experience, which includes his past service on the board of Puerto Rico Cement Company, a former publicly-traded company, provides a wealth of knowledge to us as a public company.

Board and Committee positions: Chair of the Corporate Governance and Nominating Committee; member of the Investment and Financing Committee and the Executive Committee.

Roberto Santa María-Ros Director since 2015 Independent Age: 65

Professional background: Mr. Santa María-Ros was managing partner of the San Juan, Puerto Rico office of Pricewaterhouse Coppers, LLC (PwC), until his retirement in 2012. He joined PwC in 1973 and was admitted to the partnership in 1988. In 2004, he was appointed partner-in-charge of PwC’s audit practice division as well as managing partner of the San Juan Office. Previously, he served solely as managing partner of the San Juan Office from 2008 to 2012. He currently serves as member of the boards of the Ángel Ramos Foundation and of the Puerto Rico chapter of United Way Worldwide.

Qualifications: Mr. Santa María-Ros’ vast experience with a major accounting firm and his understanding of accounting and finance principles are strong attributes for our Board.

Board and Committee positions: Member of the Audit Committee and the Investment and Financing Committee.

Cari M. Dominguez, PhD Director since 2012 Independent Age: 67

Professional background: Mrs. Dominguez is president of Dominguez & Associates, a management consulting firm, since 2007. Prior to that, Mrs. Dominguez held several leadership positions in the public and private sectors, including chair of the United States Equal Employment Opportunity Commission from 2001 to 2006, Partner of Heidrick & Struggles, a consulting firm, from 1995 to 1998, Director of Spencer Stuart, a consulting firm, from 1993 to 1995 and Assistant Secretary for Employment Standards, and Director of the Office of Federal Contract Compliance Programs of U.S. Department of Labor, from 1989 to 1993. She also held a series of executive positions with Bank of America from 1984 to 1989. Mrs. Dominguez serves as a director of Manpower Group, Inc., a global workforce solutions provider, since 2007, and is a member of its compensation and human resources committee. She also serves as a trustee of Calvert SAGE Funds since 2008, and a director, faculty member, and Board Leadership Fellow of the NACD.

Qualifications: Mrs. Dominguez has extensive experience in government relations and labor markets from her various governmental positions. She also brings executive, international, and operational experience in the human resources industry. Her expertise in workforce preparedness, human resources management, corporate governance, social responsibility, and public policy are of increasing importance to our company.

Board and Committee positions: Vice Chair and Lead Independent Director of the Board and Member of the Corporate Governance and Nominating Committee and the Compensation and Talent Development Committee.

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Directors continuing in office Group 2 Directors (terms expire at the 2018 annual meeting)
Luis A. Clavell-Rodríguez, MD Director since 2006 Not independent Age: 65

Professional background: Dr. Clavell-Rodriguez is the chief executive officer of the Comprehensive Cancer Center of the University of Puerto Rico since 2015 and chief medical officer and president of the Professional Board at San Jorge Children’s Hospital in San Juan, Puerto Rico since 1994. He is the principal investigator for the Children’s Oncology Group, a clinical trial organization, and the Puerto Rico National Cancer Institute Oncology Community Research Program, organizations sponsored by the National Cancer Institute. He is also a professor of pediatrics and cancer medicine at the University of Puerto Rico’s School of Medicine. He has particular expertise in translational research, and health delivery research and policy. He is a NACD Board Leadership Fellow.

Qualifications: Dr. Clavell-Rodriguez’ profound understanding of the managed care business and his more than thirty years of professional experience in the medical field, including the administration of medical facilities and related entities, provide valuable insight for our Board.

Board and Committee positions: Chair of the Board and the Executive Committee and member of the Investment and Financing Committee.

Joseph A. Frick Director since 2013 Independent Age: 64

Professional background: Mr. Frick is currently a senior advisor to Diversified Search, a national executive search firm. From May 2011 to October 2016, he served as executive vice chair of the firm. He is also a board and executive committee member of Independence Blue Cross, a health insurance company, where he previously served as president and chief executive officer from 2005 to 2010 and as senior vice president of human resources and administration from 1993 to 2005.  He is member of the board of directors of BioTelemetry, Inc., a publicly-traded company, since October 2013. Before serving in Independence Blue Cross, he worked in various management positions within the publishing and the electronics industries.  He also served on the boards of directors of BCBSA and America’s Health Insurance Plans, among others.  He is a NACD Board Leadership Fellow.
Qualifications: Mr. Frick’s significant experience as an executive and a director in several companies with similar businesses as ours and in a publicly-traded company provides an invaluable perspective to our Board.

Committee positions: Member of the Corporate Governance and Nominating Committee and the Compensation and Talent Development Committee.

Group 3 Directors (terms expire at the 2019 annual meeting)
David H. Chafey, Jr. Director since 2013 Independent Age: 62

Professional background: Mr. Chafey is a member of the administrative board of the Puerto Rico Dairy Industry Development Fund and director of Industria Lechera de Puerto Rico, Inc. (Indulac) since July 2016. Mr. Chafey was the chair of the board of directors of the Government Development Bank for Puerto Rico from January 2013 to June 2015.  Previously, he served as president and chief operating officer of Popular, Inc., a publicly traded financial holding company, from 2009 to 2010, and president of Banco Popular de Puerto Rico, a subsidiary of Popular, Inc., from 2004 to 2010.  He also served in various senior executive positions within Popular, Inc., including chief financial officer and executive vice president. Mr. Chafey also served in several boards of directors, including Popular, Inc., VISA Latin American and Caribbean, and VISA International. He is a NACD Board Leadership Fellow.

Qualifications: Mr. Chafey’s governmental experience, operational management skills in the banking and financial industry, financial acumen, and executive leadership in a publicly traded company provide critical insight into business and financial matters to our Board.

Committee positions: Chair of the Investment and Financing Committee, member of the Audit Committee and the Executive Committee.

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Manuel Figueroa-Collazo, PE, PhD Director since 2004 Independent Age: 65
Professional background: Mr. Figueroa-Collazo is the president of VERNET, Inc., an educational software development company, since 1999.  He has over thirty years of experience in senior management positions in the computer, information and telecommunications industries. He was chief executive officer for Lucent Technologies, Mexico and a department head at AT&T Bell Laboratories. He is a NACD Board Leadership Fellow.

Qualifications: Mr. Figueroa-Collazo brings to our Board considerable experience in information technology, international markets, and executive management insight, which is critical to our business.

Committee positions: Chair of the Compensation and Talent Development Committee; member of the Corporate Governance and Nominating Committee and the Executive Committee.

Antonio F. Faría-Soto Director since 2007 Independent Age: 68

Professional background: Mr. Faría-Soto held several senior positions within the commercial and investment banking industry until his retirement in 2006 and prominent positions in the government of Puerto Rico until 2004. He served as chair of the board of directors and chief executive officer of Doral Bank, from 2005 to 2006, and as president of the Government Development Bank for Puerto Rico from 2003 to 2004. He also served as president of the Economic Development Bank for Puerto Rico from 2002 to 2003, and before that, as Commissioner of Financial Institutions of Puerto Rico. He is a NACD Board Leadership Fellow.

Qualifications: Mr. Faría-Soto’s broad understanding of the banking and financial industry, government regulation and public affairs, as well as his proven executive leadership provides a valuable perspective to our Board.

Board and Committee positions: Chair of the Audit Committee; member of the Investment and Financing Committee and the Executive Committee

Management director

Roberto García-Rodríguez Director since 2016 Management Age: 53
Professional background: Mr. García-Rodríguez has served as the Company’s president and chief executive officer since January 2016.  He served as the Company’s chief operating officer from December 2013 to December 2015 and as the Company’s vice president of legal affairs and general counsel from May 2008 to December 2013. Mr. García-Rodríguez is a NACD Board Leadership Fellow.

Qualifications: Mr. García-Rodríguez brings executive leadership, operational expertise and legal acumen to our Board.

Pursuant to our current articles of incorporation, Mr. García-Rodríguez is a director of the Company by virtue of being our president and chief executive officer.  Mr. García-Rodríguez is not included in the three groups into which our Board is divided.  As an ex-officio director, Mr. García-Rodríguez’ membership on our Board is not subject to shareholder approval and the shareholders may not remove him from his board position while he is our president and chief executive officer. At this annual meeting, our shareholders will have the opportunity to vote on an amendment to the articles of incorporation of the Company to eliminate the provision by which the Company’s President and chief executive officer is a member of the Board without shareholder approval (Proposal 6). If Proposal 6 is approved by our shareholders, the Board may, in its discretion, nominate Mr. García-Rodríguez to a board seat and submit his nomination to shareholder approval.

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PROPOSAL 2 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected D&T as our independent registered public accounting firm for 2017. Our Board considers the selection of the independent registered public accounting firm to be an important matter of shareholder concern and is submitting the selection of D&T for ratification by shareholders.

Recommendation:	Vote FOR the proposal.

Overview

Current law, rules, and regulation, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered accounting firm. Although ratification by our shareholders is not required by our bylaws or otherwise, the Board believes submitting the selection of D&T is a matter of good corporate governance. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders. Representatives of D&T are expected to attend the meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present or represented by proxy at the meeting is required to ratify the selection of D&T as the Company’s independent registered public accounting firm for 2017.

Independent registered public accounting firm fees and other matters

The following is a description of the fees we paid or accrued for the professional services rendered by D&T, our auditors for the years ended December 31, 2016 and 2015:

Audit fees.  The audit fees for the year ended December 31, 2016 and 2015 corresponded to professional services rendered by D&T for the integrated audits of our annual consolidated financial statements and system of internal control over financial reporting, reviews of the financial statements included in our quarterly reports on Form 10-Q, and statutory audits required of our subsidiaries. Total fees related to the audit of the financial statements as of and for the years ended December 31, 2016 and 2015 were $2,902,600 and $2,707,600, respectively. Included in the 2016 and 2015 audit fees are $92,600 and $56,400 corresponding to the sales and use tax in Puerto Rico for certain designated professional services. The sales and use tax incurred in 2015 but billed in 2016 amounts to $37,400. The audit fees for the year ended December 31, 2015 include $450,000 of additional fees billed by the accounting firm during 2016 after our submission of last year’s proxy statement. Audit related expenses corresponding to the year ended December 31, 2016 amount to $112,000. For the year ended December 31, 2015, expenses incurred amounted to $116,450, including $41,450 billed in 2016 but corresponding to 2015.

Also, for the year ended December 31, 2015, we paid $130,000, including $5,000 in expenses in connection with the preparation of certain supplemental schedules to the financial statements required in Puerto Rico. For 2016, the fees related to the preparation of the supplemental schedules to the financial statements are included in the audit fees detailed above.

Audit-related fees. The audit-related fees for professional services rendered by D&T for the years ended December 31, 2016 and 2015 were $431,860 and $340,250, respectively. The audit-related fees correspond to procedures performed for SSAE 16 (Statement of Standards for Attestation Engagements-Reporting on Controls at Service Organizations) audits, which amounted to $306,000 and $166,000, respectively. Expenses, including the sales and use tax related to the SSAE 16 amounted to $12,240 and $9,250 for 2016 and 2015, respectively. The fees related to the audits performed by D&T of the Federal Employees Health Benefit Plan amounted to $109,500 and $100,000 in 2016 and 2015, respectively. The 2016 fees include expenses in the amount of $6,500 billed in 2017. The corresponding sales and use tax for 2016 and 2015 amounted to $4,120 and $4,000, respectively. In 2015, the Puerto Rico Health Insurance Administration requested an audit of the Government Health Insurance Plan as of June 30, 2015, which audit amounted to $53,000, of which $3,000 corresponded to expenses.

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Tax fees. No professional tax services were rendered by D&T for the years ended December 31, 2016 and 2015.

All other fees. For the year ended December 31, 2016, we paid D&T $246,885 in fees related to D&T’s assistance in the readiness to obtain a report for SSAE 16 (Statement of Standards for Attestation Engagements-Reporting on Controls at Service Organizations) type 2 for HITRUST. Expenses and the related sales and use tax amounted to $42,431 and $11,572, respectively. No other services were rendered by D&T for the year ended December 31, 2015.

Audit Committee’s pre-approval policies and procedures

The Audit Committee must pre-approve all auditing and non-audit services rendered by our independent registered public accounting firm.  Pre-approval, however, is not required for non-audit services if: (1) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Company to the external auditors during the fiscal year in which the non-audit services are provided; (2) we did not recognize such services as non-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.  In accordance with the foregoing, the Audit Committee pre-approved all audit and non-audit services provided by D&T in 2016.

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PROPOSAL 3 — AN ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our Board believes our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests and support long-term value creation. We are presenting the following resolution, which provides you the opportunity to endorse or not endorse our executive compensation program:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in ‘Compensation Disclosure—Compensation discussion and analysis,’ the compensation tables and the narrative discussion contained in our 2017 proxy statement.”

Recommendation:	Vote FOR the proposal.

Overview

In 2011, our shareholders voted that the compensation of our NEOs be presented to our shareholders on an annual basis.  Our Board accepted our shareholders’ advisory vote, and in this proxy statement, we are asking our shareholders to provide advisory approval of the compensation of our NEOs, as such compensation is described in the section titled “Compensation Disclosure” of this proxy statement.

Our executive compensation program is designed to enable us to attract, motivate and retain executive talent, which is critical to our success. We seek to accomplish this goal in a way that rewards performance and is aligned with our shareholders’ long-term interests. We encourage our shareholders to review the information in “Compensation Disclosure—Compensation discussion and analysis” of this proxy statement, the executive-related compensation tables and the narrative disclosures that accompany the compensation tables for more detailed information on our executive compensation program and the decisions made by the Compensation and Talent Development Committee in 2016.

The following is a summary of some elements of the executive compensation program:

•
Competitive pay within best practices. Compensation aims to reflect best practices. Total executive compensation is regularly compared by our Compensation and Talent Development Committee with total compensation levels for equivalent positions at companies of similar size and complexity.

•
Balanced compensation mix. Total compensation—which includes base salary, short and long-term variable pay opportunities, benefits and perquisites—is generally between the 25th and 50th percentile of the comparable group of companies. A significant percentage of total compensation is delivered in the form of incentive compensation.

•
Appropriate reward of short-term performance. Cash incentive focuses on the achievement of various financial, management and individual objectives. Maximum payment of NEOs’ cash incentive is limited to 150% of their respective target opportunity, based on their base salary.

•
Equity compensation focused on long-term performance. 75% of the equity award value is granted in the form of performance shares and the remaining 25% in the form of time-based restricted stock. Performance shares vest at the end of a three-year performance period and restricted shares vest in equal proportions over a three-year period.

•
Annual review of chief executive officer and other executive officers performance. The Compensation and Talent Development Committee has direct responsibility to oversee the performance of the chief executive officer. The committee also discusses with the chief executive officer the performance of those executives and other personnel under his direct report as part of the committee determinations on executive compensation.

•
Commitment to good governance. The Compensation and Talent Development Committee has retained an independent compensation consultant and includes compensation analytical tools as part of its annual executive compensation review. The committee also oversees the compliance of compensation-related policies and practices, including our claw-back provisions, stock ownership guidelines, an equity award grant policy, and insider trading, among others. Additionally, the committee reviews on an annual basis all compensation-related risks.

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At the Company’s 2016 annual meeting of shareholders, 99.1% of our shareholders approved, on an advisory basis, the compensation of our NEOs. Pursuant to that vote, our Board approved an executive compensation program that is similar to the one presented to our shareholders in our 2016 proxy statement.

The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present or represented by proxy at the meeting is required to approve this proposal.

While our Board intends to carefully consider the vote resulting from the proposal, the vote is advisory in nature and it is not binding on the Company, the Board, or our Compensation and Talent Development Committee, nor will it create or imply any additional fiduciary duty for the Company, the Board, or the Compensation and Talent Development Committee. The shareholders’ vote will not overrule any decision made by our Board nor require the Board to take any action. However, the Compensation and Talent Development Committee and the Board value the opinions expressed by our shareholders in their vote on this proposal and will take into account the outcome of the vote when considering future executive compensation decisions regarding our NEOs.

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PROPOSAL 4 — AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act of 1934 enables our shareholder to indicate how frequently the Company should seek an advisory vote on executive compensation (“Say-On-Pay Vote”). In particular, shareholders may vote on an advisory basis as to whether future Say-On-Pay Votes will occur once every year, every two years, or every three years, or abstain. We are presenting the following resolution, which provides you the opportunity to vote on how frequently the Company will conduct the advisory vote on executive compensation:

“RESOLVED, that the shareholders of the Company determine, on an advisory basis, that the frequency with which they shall have an advisory vote on the compensation of the Company’s Named Execute Officers set forth in the Company’s proxy statement is: (i) 1 year, (ii) 2 years, or (iii) 3 years.”

Recommendation:	Vote for “1 YEAR” as the frequency for an advisory vote on executive compensation.

Overview

The SEC regulations require that the Company’s shareholders have an opportunity, at least once every six years, to vote on the frequency of an advisory vote on executive compensation. The last shareholder vote on the frequency of the Say-On-Pay Vote was in 2011. Accordingly, this year the Company is seeking an advisory determination from our shareholders as to the frequency of future advisory votes on executive compensation. We are providing shareholders the option of selecting a frequency of one, two, or three years. You may also abstain from voting.

Our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate, and as such the Board is recommending that shareholders vote in favor of an annual advisory vote on executive compensation. Our Board believes that an advisory vote on executive compensation every year will continue to allow our stockholders to provide us with their direct and timely input on our compensation philosophy, policies and practices. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters.

In 2011, our shareholders voted that the compensation of our NEOs be presented to our shareholders on an annual basis.  Our Board accepted our shareholders’ advisory vote, and since 2011 we have asked our shareholders to provide advisory approval of the compensation of our NEOs on an annual basis.  Our next vote on the frequency of the Say-On-Pay vote will be held no later than the 2023 annual meeting.

You may cast your vote on your preferred voting frequency by choosing from the options of 1 year, 2 years, 3 years or abstain from voting. You will not be voting to approve or disapprove the recommendation of our Board. The option of 1 year, 2 years, or 3 years that receives the highest number of votes will be considered our shareholders’ preferred frequency for the advisory vote on executive compensation.

The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present or represented by proxy at the meeting is required for this proposal.

While our Board intends to carefully consider the vote resulting from the proposal, the vote is advisory in nature and it is not binding on the Company, the Board, or our Compensation and Talent Development Committee, nor will it create or imply any additional fiduciary duty for the Company, the Board, or the Compensation and Talent Development Committee. The shareholders’ vote will not overrule any decision made by our Board nor require the Board to take any action, and as such, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our shareholders. However, the Compensation and Talent Development Committee and the Board value the opinions expressed by our shareholders in their vote on this proposal and will take into account the outcome of the vote when considering the frequency of the Say-On-Pay Vote.

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Amendments to the Amended and Restated Articles of Incorporation of the Company

On February 14, 2017, our Board adopted resolutions approving certain amendments to the Amended and Restated Articles of Incorporation of the Company (the “Articles”), and recommended that they be presented for shareholder approval at the annual meeting of shareholders, as required by the Articles. The adoption of the amendments to the Articles would reduce the minimum and maximum amount of directors of the Company, eliminate the provision by which the Company’s President is a member of the Board without shareholder approval and correct certain references to the By-Laws of the Company used in the Articles.  For the reasons set forth below, our Board believes that it is in the best interest of the Company and that of its shareholders to adopt the amendments to the Articles (Proposals 5 through Proposal 7).

During the 2017 Annual Meeting of Shareholders, three proposal for adopting certain amendments to our Articles will be presented. Our Board believes that the amendments present changes that are important for the continued improvement of its performance.

PROPOSAL 5 — AMENDMENT TO ARTICLE TENTH A OF THE ARTICLES OF INCORPORATION

Proposal 5 is presented by the Board to amend Article TENTH A of our Articles.  It would reduce the minimum and maximum amount of members comprising our Board from nine (9) to nineteen (19) members to seven (7) to thirteen (13) members.

“RESOLVED, that Article TENTH A of the Articles of Incorporation shall be amended as follows:

A.
The business affairs of the Corporation shall be managed under the direction of a Board of Directors consisting of not less than ~~nine (9)~~ seven (7) Directors, nor more than ~~nineteen (19)~~ thirteen (13) Directors.”

Recommendation:	Vote FOR the proposal.

Overview

               As part of its corporate governance evaluation process, from time to time the Board will evaluate its composition, agility and proper functioning. As such it is possible to evaluate, modify and ensure that the size of the Board of Directors is adequate and provides the necessary agility and flexibility to fulfill its corporate responsibilities. The necessities of a board can be addressed with this type of evaluation which allows more certainty with regard to the board composition, its independence and the corporation’s future plans.

  The Puerto Rico General Corporation Act of 2009 (the “Act”), as amended, provides that the board of directors of a corporation shall be composed of one or more members. Pursuant to the provisions of the Act, the number of directors comprising the Board shall be established in the bylaws of the corporation, unless the certificate of incorporation sets the number of directors, in which case, in order to make a change, it is necessary to amend said certificate. Based on good corporate government practices, the Board understands that a board comprised of at least seven (7), but no more than thirteen (13) directors will allow the Company greater flexibility to manage its fiduciary objectives and endeavors, in compliance with its Articles.  Moreover, the Board believes that reducing the range in the number of directors in the Articles provides more certainty to shareholders regarding the possible size of the Board.

     At present, the Articles establish that the Board shall be composed of at least nine (9), but no more than nineteen (19) directors. With the interest of implementing more agile corporate practices to provide for the necessities and objectives of the Company and to make the endeavors of the Board even more manageable, the Board proposes this amendment to the shareholders so that it may be approved and implemented.

The affirmative vote of a majority of the issued and outstanding shares of common stock, entitled to vote as of the record date, is required to approve this proposal.

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PROPOSAL 6 — AMENDMENT TO ARTICLE TENTH C OF THE ARTICLES OF INCORPORATION

Proposal 6 is presented by the Board to amend Article TENTH C of our Articles.  It eliminates the provision by which the Company’s President is a member of the Board without shareholder approval.

“RESOLVED, that Article TENTH C of the Articles of Incorporation shall be amended as follows:

C.
~~The President of the Corporation shall be a member of the Board of Directors and will be excluded from the aforementioned groups.~~ Every director will perform his/her duties until his/her successor is duly elected and in possession of his/her position.”

Recommendation:	Vote FOR the proposal.

Overview

Article TENTH C of the Articles provides that the President of the Company shall be a member of the Board of Directors and shall be excluded from the classified groups of the board. As a result, our shareholders do not elect the President as a director of the Board. After careful consideration of the Board’s composition and our shareholders’ right to elect the members of the Board, our Board believes that the shareholders should have the right to elect all of the members of the Board in order to ensure that their interests are properly represented.

If Proposal 6 is approved by our shareholders, the current seat held on the Board by the President of the Company will be subject to shareholder approval. If Proposal 6 is approved, the Board will vote to appoint Mr. Roberto García-Rodríguez, current President of the Company, to one of the three groups of directors.  As provided by Article TENTH C of the Articles, Mr. Roberto García-Rodríguez will continue to be a member of the Board until his successor is duly elected and takes possession as member of the Board. The Board expects to nominate Mr. Roberto García-Rodríguez for reelection or will nominate a successor in the annual meeting of the shareholders following the expiration of his term as a director of the board.

The affirmative vote of a majority of the issued and outstanding shares of common stock, entitled to vote as of the record date, is required to approve this proposal.

PROPOSAL 7 — AMENDMENT TO ARTICLE THIRTEENTH OF THE ARTICLES OF INCORPORATION

Proposal 7 is presented by the Board to amend Article THIRTEENTH of the Articles in order to correct certain references made in the Articles to the By-Laws of the Company.

“RESOLVED, that Article THIRTEENTH of the Articles shall be amended as follows:

The Board of Directors of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of a majority of the whole Board of Directors of the Corporation. The shareholders of the Corporation shall not have the power to amend the Bylaws of the Corporation unless such amendment shall be approved by the holders of at least a majority of the then issued and outstanding shares of capital stock entitled to vote thereon. Notwithstanding anything contained in these Articles of Incorporation of the Corporation to the contrary, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) shall be required to amend ~~Section 5-2, Paragraph D of Section 6-2, Paragraph H of Section 7-11 and Sub-Section 12 of Section 7-14~~ Section 2.8, the last sentence of Section 3.1, the first sentence of Section 3.4(a), Section 3.13, Section 3.14(b) and the BCBSA approval requirement contained in Section 6.6 of the By-Laws of the Corporation and the BCBSA approval requirement contained in this Article THIRTEENTH. For purposes of this Section B of Article THIRTEENTH, the term “whole Board of Directors of the Corporation” means the total number of Directors which the Corporation would have as of the date of such determination if the Board of Directors of the Corporation had no vacancies.”

Recommendation:	Vote FOR the proposal.

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Overview

Article THIRTEENTH of the Articles provides the approval(s) required in order to amend the By-Laws of the Company. Article THIRTEENTH makes reference to certain sections of the By-Laws the amendment of which requires approval from the BCBSA since they are requirements imposed by our license with the BCBSA. Although the By-Laws of the Company were restated on June 1, 2010 pursuant to Article THIRTEENTH, the references in the Articles have not been corrected to refer to the proper sections in the restated By-Laws. The proposed amendment is necessary in order to update the Articles to make reference to the corresponding sections of the By-Laws currently in effect. The proposed amendment to Article THIRTEENTH of the Articles will not alter or modify the rights of the Company or the shareholders in any way.

The affirmative vote of a majority of the issued and outstanding shares of common stock, entitled to vote as of the record date, is required to approve this proposal.

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PROPOSAL 8 — ADOPTION OF THE TRIPLE-S MANAGEMENT CORPORATION 2017 INCENTIVE PLAN

Our Board believes the approval of the Triple-S Management 2017 Incentive Plan is in the best interests of our shareholders. We are presenting the following resolution, which provides you the opportunity to endorse or not endorse the Triple-S Management 2017 Incentive Plan:

“RESOLVED, that the shareholders of the Company hereby consent to, approve and adopt the Triple-S Management 2017 Incentive Plan and the termination of the Triple-S Management 2007 Incentive Plan, effective on April 28, 2017, and.”

Recommendation:	Vote FOR the proposal.

Overview

On April 27, 2008, our shareholders adopted the Triple-S Management Corporation 2007 Incentive Plan (the “2007 Plan”) with the purposes of creating incentives designed to motivate our executive, directors and other employees to significantly contribute toward our growth and profitability, and assist the Company in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence. The 2007 Plan has a term of ten years, and is set expire on November 1, 2017. The Board proposes the approval of the Triple-S Management Corporation 2017 Incentive Plan (the “Plan”) to replace the 2007 Plan.

According to the Plan, we may grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards, including cash bonus awards, and other stock-based awards, to our officers and key employees, and those of our subsidiaries. In addition, the Plan provides for the grant of equity-based compensation incentives to our directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all classes of our employees are eligible to participate in the Plan.

Shareholder approval will provide shareholders with a complete picture of all aspects of director and executive compensation, and to qualify the Plan with the Department of the Treasury of the Commonwealth of Puerto Rico, which would allow the recipient of a grant of qualified stock options to receive certain tax benefits. The following is a summary of the material provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this proxy statement as Exhibit A.

•	Effective Date of the Plan. The Plan will become effective on April 28, 2017, subject to its approval by the shareholders of the Company.

•	Plan Term. The Plan will have a 10-year term, subject to earlier termination by our Board.

•
Authorized Shares.  Subject to adjustment, up to 1,700,000 of the shares of our authorized Class B shares will be available for awards to be granted under the Plan, plus the number of shares that were subject to any awards under the 2007 Plan as of the Effective Date that are thereafter forfeited, cancelled, expire, terminate or otherwise lapse, in whole or in part, without the delivery of shares. All shares remaining available for issuance under the 2007 Plan will be cancelled upon the adoption of the Plan by the shareholders of the Company. No participant in the Plan may receive stock options and stock appreciation rights in any calendar year that relate to more than 600,000 shares of our class B shares, restricted stock and restricted stock units that relate to more than 300,000 shares, performance awards or other stock-based awards that relate to more than 300,000 shares, and the maximum amount that may be paid in a calendar year for an award denominated in cash or value other than shares is $3,000,000. No director in the Plan may receive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards or other stock-based awards with fair market value as of the grant date in excess of $300,000 or cash retainers or other cash awards in excess of $300,000. Shares of common stock to be issued under the Plan may be made available from authorized but unissued Class B shares or Class B shares that we acquire. Shares that the Company acquires on the open market shall not be added to the shares available for issuance under the plan.

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If an award (other than a substitute award as defined below) terminates, is forfeited, cancelled or settled for cash, excluding shares tendered or withheld in payment of an exercise price or for withholding taxes, then the shares covered by such award will again be available for issuance under the Plan. Shares of our common stock underlying substitute awards shall not reduce the number of such shares available for delivery under the Plan. A “substitute award” is any award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by us or with which we combine.

•
Administration.  The Compensation Committee will administer the Plan and will have authority to select individuals to whom awards are granted, determine the types of awards and number of shares covered, and determine the terms and conditions of awards, including the applicable vesting schedule, performance conditions, and whether the award will be settled in cash, shares or a combination of the two.

•
Types of Awards.  The Plan will provide for grants of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, deferred shares, performance awards, including cash bonus awards, and other stock-based awards.

o
Stock options.  An option is the right to purchase shares of Class B common stock at a future date at a specified exercise price. The per share exercise price of options will be determined by the Compensation Committee but may not be less than the closing price of a share of our Class B common stock on the date of grant (other than a substitute award). The Compensation Committee determines the date after which options may be exercised in whole or in part, and the expiration date of each option. However, no option award will be exercisable after the expiration of 10 years from the date the option is granted. No grant of options may be accompanied by a tandem award of dividend equivalents or provide for dividends or dividend equivalents to be paid on such options.

o
Stock appreciation rights.  A stock appreciation right is a contractual right granted to the participant to receive, in cash or shares, an amount equal to the appreciation of one share of Class B common stock from the date of grant. Stock appreciation rights may be granted either alone (“freestanding”) or in addition to other awards granted under the Plan (“tandem”) and may, but need not, relate to a specific option granted under the Plan. Any stock appreciation rights will be granted subject to the same terms and conditions applicable to options, as described above.

o
Restricted stock/restricted stock units.  Shares of restricted stock are shares of our Class B common stock subject to restrictions on transfer and a substantial risk of forfeiture. A restricted stock unit consists of a contractual right denominated in shares of our Class B common stock which represents the right to receive the value of a share of Class B common stock at a future date, subject to certain vesting and other restrictions. Restricted stock and restricted stock units will be subject to restrictions and such other terms and conditions as the Compensation Committee may determine, which restrictions and such other terms and conditions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Compensation Committee may deem appropriate.

o
Performance Awards.  The Plan will provide that grants of performance awards, including cash-denominated awards and (if determined by the Compensation Committee) restricted stock, restricted stock units or other stock-based awards, will be made based upon, and subject to achieving, certain “performance objectives.” Performance objectives with respect to those awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code are limited to revenue growth, operating income growth, premiums earned; net sales; revenue or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share, earnings per share growth; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel, each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company. The maximum number of shares of our Class B common stock subject to a performance award in any fiscal year is 300,000 shares and the maximum amount of a long term incentive award denominated in cash shall be $1.5 million multiplied by the number of years included in any applicable performance period relating to such award.

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o
Deferred shares.  An award of deferred shares entitles the participant to receive shares of our Class B common stock upon the expiration of a specified deferral period. In addition, deferred shares may be subject to restrictions on transferability, forfeiture and other restrictions as determined by the Compensation Committee.

o
Other awards.  The Compensation Committee is authorized to grant other stock-based awards, either alone or in addition to other awards granted under the Plan. Other awards may be settled in shares, cash, awards granted under the Plan or any other form of property as the Compensation Committee determines.

•
Eligibility.  All our employees and members of our Board will be eligible to participate in the Plan. From time to time, our Board will determine who will be granted awards, the number of shares or performance units subject to such grants, and the terms of awards. Under the Plan, awards may be granted to our employees, our directors and other individuals providing services to us, including but not limited to consultants, advisors and independent contractors. As of December 31, 2016, there were about 3,400 persons who would have been eligible to receive awards under the Plan.

•
Adjustments.  The Compensation Committee shall adjust the terms of any outstanding awards and the number of shares of Class B common stock issuable under the Plan for any change in shares of our common stock resulting from a stock split, reverse stock split, stock dividend, spin-off, combination or reclassification of our Class B common stock, an issuance of shares pursuant to the anti-dilution provisions of the Class B common stock or any other event that affects our capitalization if the Compensation Committee determines an adjustment is equitable or appropriate.

•
Termination of Service and Change in Control.  The Compensation Committee will determine the effect of a termination of employment or service on awards granted under the Plan. Upon a change control (as defined in the Plan), the Compensation Committee will determine whether outstanding options shall be assumed, continued or substituted. Awards assumed, continued or substituted by the acquirer in connection with a change of control will become fully vested if the participant employment is terminated without cause at any time during the 12 month period following the change of control (double trigger). Only to the extent awards will not be assumed, continued or substituted, the Compensation Committee may provide that such awards will become fully vested upon such change in control.

•
Plan Benefits.  Future benefits under the Plan are not currently determinable. However, current benefits granted to our directors, named executive officers and all our other employees would not have been increased if they had been made under the Plan. Grants of performance stock, restricted stock and stock options to our named executive officers are shown in the Grant of Plan-Based Awards table in the proxy statement.

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Amendment, Modification and Termination.  The Compensation Committee may from time to time suspend, discontinue, revise or amend the Plan and may amend the terms of any award in any respect, provided that no such action will adversely impair or affect the rights of a holder of an outstanding award under the Plan without the holder’s consent, and no such action will be taken without shareholder approval, if required by the rules of the stock exchange on which our shares are traded.

•	Clawback of Awards. Awards granted under the Plan shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time.

The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present or represented by proxy at the meeting is required to approve this proposal.

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CORPORATE GOVERNANCE

Our Board has responsibility for establishing broad corporate policies and reviewing the Company’s overall performance rather than day-to-day operations. The Board also oversees our president and chief executive officer and other senior management and, in so doing, serves the Company’s and our shareholders’ best interests. The Board selects, evaluates and provides for the succession of executive officers, nominates individuals to serve as directors of the Company for election at annual shareholder meetings and elects individuals to fill any vacancies on the Board. It reviews and approves corporate objectives and strategies, evaluates significant policies and proposed major commitments of corporate resources, and participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of our activity through regular written reports and presentations at Board and committee meetings.

Good corporate governance is paramount to ensure that we are managed for the long-term benefit of our shareholders. The Board engages in a regular process of reviewing our corporate governance practices and compares them to those suggested by various authorities in corporate governance and the practices of other public companies. The Board also reviews its policies and practices in light of proposed and adopted laws and regulation, including the rules of the SEC and the NYSE. We encourage you to read this section of our proxy statement, which provides information about our Board and our corporate governance practices.

Overview

Board oversight of our Company is guided by strong corporate governance, effective policies and practices, and high ethical standards.  The following is an overview of our corporate governance structure:

Board composition and structure
•     Our Board has currently fixed the number of directors at 10, comprised of three groups. With the passing of Ms. Soto-Martínez on March 28, 2016, the Board currently consists of 9 members.  Ms. Soto-Martínez’ seat on the Board remains vacant while the Board considers a candidate for director.

•      Positions of chair of the board and chief executive officer are separated.

Board independence

•      7 out of 9 of our current directors are independent.

•      Our president and chief executive officer is the only management director.

•      The Chair of the Board is not independent.

•      The Vice Chair of the Board is our lead independent director and leads in executive sessions with independent directors.

Board Committees

•      Five committees: Audit, Corporate Governance and Nominating, Compensation and Talent Development, Investment and Financing, and Executive.

•      Except for the Investment and Financing, and the Executive committees, in which the Chair of the Board is a member, all other committees are composed entirely of independent directors.

•      The president and chief executive officer is not appointed as a member of any committee.

•      Our Board and its committees have the authority to retain independent advisors.

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Membership criteria and qualifications

•      Directors must notify the Board before accepting invitations to serve on another public company board.

•      Directors must submit an offer to resign in the event of a substantial change in their principal occupation.

•      Annual performance self-assessment of the Board, committees, and directors.

•      The Corporate Governance and Nominating Committee regularly reviews the Board’s competency mix and recommends candidates in light of Board and Company strategy.

•      Directors are strongly encouraged to complete a minimum level of director training annually.

Corporate governance documents and additional information

You may visit the Corporate Governance section of our website at http://investors.triplesmanagement.com  to find additional information about our Company’s corporate governance program and policies, including electronic copies of our corporate governance guidelines, our code of business conduct and ethics, the charters of the Audit, the Corporate Governance and Nominating, and Compensation and Talent Development committees, and our Articles and bylaws. Shareholders may also request print copies of any of these documents, without charge by contacting our Secretary, Carlos L. Rodríguez-Ramos, Esq., P.O. Box 363628, San Juan, Puerto Rico 00936-3827, or by calling during our business hours at (787) 749-4025.

Code of business conduct and ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) designed to support our commitment to integrity, ethical behavior and professionalism and to comply with the laws, rules and regulations that govern our business. Our Code of Ethics applies to our Board, officers, and employees, as well as to agents, consultants and other representatives when engaged by or otherwise representing our Company and its interests. Our Board, through the Audit Committee, monitors compliance with the Code of Ethics.

Our Code of Ethics expresses the values and principles behind the way we conduct our business, including providing a positive and productive work environment, protecting the environment, fair dealing, avoiding conflicts of interest, and proper use of corporate resources, among others. The Code of Ethics also provides guidance and information on how to report violations and unethical behavior, including access to EthicsPoint, a confidential hotline operated by an independent service, available at the toll-free number 1-866-384-4277 or electronically through www.ethicspoint.com. Communications received by EthicsPoint are completely confidential and allow for shareholders, employees and other interested parties to report any violations or irregularities that could affect us.

Any waiver of the Code of Ethics may be made only by our Board. The Code of Ethics provides guidance and information on how to report suspicious or illegal activities and violations to our Code of Ethics. The Company intends to disclose any changes in, or waivers from, the Code of Ethics by posting such information on its website or as required by law or stock exchange rules or regulations. Our Board has not granted any waivers to the Code of Ethics.

Independence of directors

Our director independence standards conform to those required by the NYSE and BCBSA.  Under these standards, a director qualifies as “independent” if our Board affirmatively determines that the director has no material relationship with us other than as a director.  In assessing whether a director has a material relationship with us, directly or as a partner, shareholder or officer of an organization that has a relationship with us, the Board uses the criteria outlined in Section 303A.02 of the NYSE Listed Company Manual.  For relationships not covered by the NYSE guidelines, the determination of whether a material relationship exists is made by the members of our Board who are independent under said guidelines.  Our Board has reviewed the relationships between the Company, including our subsidiaries or affiliates, and each board member, including each such director’s immediate family members.

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The Board has affirmatively determined that all current directors are independent other than Mr. Clavell-Rodríguez, because he receives compensation from Triple-S Salud, Inc. (“TSS”) and Triple-S Advantage, Inc. (“TSA”), subsidiaries of the Company, for services rendered in the ordinary course of business as a healthcare provider, and Mr. García-Rodríguez, because he is our president and chief executive officer.  Each of the independent directors has no relationship with us, other than any relationship that is categorically not material under the guidelines indicated above and other than as disclosed in this proxy statement under “Compensation Disclosure—Director compensation” and “Other relationships, transactions and events.”  The Board has determined that the relationships described in this proxy statement do not preclude a determination of independence because the relationships will not impair the applicable director’s ability to render an independent judgment.

Pursuant to NYSE and BCBSA requirements, neither non-independent directors nor our officers and employees, including those of our subsidiaries, are members of the Compensation and Talent Development, Audit or Corporate Governance and Nominating committees.

Board leadership structure

The Board believes its current leadership structure best serves the oversight of management, its ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company’s overall corporate governance.  We believe that the separate roles of president and chief executive officer and chair of the board reflects the differences between the two roles. The president and chief executive officer is responsible for executing our strategic plan and overseeing the performance of our day-to-day operations, while the chair of the Board provides guidance to the president and chief executive officer, sets the agenda for Board meetings and presides over meetings of the Board and executive sessions of non-management directors.

Each director in our Board is free to call upon any director to provide leadership in a given situation.  However, because Mr. Clavell-Rodríguez, our chair, is not independent, our Board appointed the vice chair of our Board, Mrs. Dominguez, as lead independent director.  Mrs. Dominguez’ responsibilities as lead independent director include: presiding all meetings of the board at which the chair of the board is not present, serving as liaison between the chair of the board and the independent directors, presiding over the executive sessions of the independent directors and having the authority to call meetings of the independent directors. The Board holds executive sessions with independent directors at least once a year. The Board periodically reviews the leadership structure and may make changes to the current structure in the future.

Board meetings and committees

Our Board met ten times during 2016. Each of the incumbent directors attended 75% or more of the aggregate meetings of the Board and the committees on which they served during the period for which such person has been a director during 2016. Directors are also kept informed of our business through meetings and other communications, including direct communications with our Board’s chair and others regarding matters of interest and concern to us and our shareholders. Mr. García-Rodríguez is the only director who is also an employee of the Company. He does not participate in any discussion or vote in any Board or committee meeting at which his compensation is evaluated.

We encourage our directors to attend our annual meeting of shareholders; however, we have not adopted a formal policy requiring director attendance at the annual meeting of shareholders. All of our then current members of the Board attended our 2016 annual meeting of shareholders.

Non-management directors meet regularly in executive sessions without management. Non-management directors are all our Board members who are not our officers and include directors, if any, who are not “independent” by virtue of the existence of a material relationship with us. The chair of the Board presides over these executive sessions, which are typically held in conjunction with each regularly scheduled meeting of the Board. Independent directors also meet at least once per year in executive session without management or directors who are not independent. Mrs. Dominguez, the vice chair of the Board and lead independent director, presides over these executive sessions.

Our Board has five standing committees: Audit, Compensation and Talent Development, Corporate Governance and Nominating, Investment and Financing, and Executive. The responsibilities of each committee are set forth in its respective charters, which have been approved by the Board. Committees must review their respective charters and perform a self-evaluation at least annually. Each committee has the authority to engage, retain, and approve the fees and payment of advisors as deemed necessary or appropriate to carry out its responsibilities without further action by the Board. Such independent advisors may be the regular advisors to the Company.

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The following table sets forth the current members of the Board and each of its committees.

Director	Audit	Compensation and Talent Development	Corporate Governance and Nominating	Investment and Financing	Executive
Luis A. Clavell-Rodríguez, Chair*				Member	Chair
David H. Chafey, Jr.	Member#			Chair	Member
Cari M. Domínguez		Member	Member		Vice Chair
Antonio F. Faría-Soto	Chair			Member	Member
Manuel Figueroa-Collazo		Chair	Member		Member
Joseph A. Frick		Member	Member
Jorge L. Fuentes-Benejam			Chair	Member	Member
Roberto Santa María-Ros	Member#			Member
Roberto García-Rodríguez, ex-officio*
*Not independent #Audit Committee financial expert

Audit Committee
Members: Messrs. Faría-Soto (chair), Chafey, and Santa María-Ros

The committee assists the Board, among other things, in fulfilling its oversight responsibilities relating to:

•    Integrity of the Company’s financial statements;

•    Effectiveness of the Company’s internal control over financial reporting;

•    Selection of the independent registered public account firm;

•    Performance of the Company’s internal audit function and independent registered accounting firm; and

•    Company compliance with laws and regulations.

Independence and other criteria. All members of the committee have been determined by the Board to meet the independence requirements under NYSE and BCBSA standards and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that each member of the committee is financially literate and has accounting and/or related financial management expertise as required under the rules of the NYSE, and that Messrs. Chafey and Santa María-Ros qualify as “audit committee financial experts” as defined under applicable SEC rules. Until her passing on March 28, 2016, Ms. Soto-Martínez was a member of the committee and qualified as an “audit financial expert” under applicable SEC rules. None of the committee members serve on the audit committee of another listed public company.

Meetings. The committee met seven times during 2016.

Additional information about the committee and its activities during 2016 is described in the Audit Committee Report contained in this proxy statement.

Compensation and Talent Development Committee
Members: Messrs. Figueroa-Collazo (chair), and Frick, and Mrs. Dominguez

The committee is responsible, among other things, for the following matters:

•    Reviewing the compensation plan of our non-employee directors and making recommendations to the Board with respect to such compensation;

•    Evaluating the policies, program design and structure of, and reviewing and approving annual performance objectives relevant to, the compensation of the executive officers of the Company;

•    Overseeing the administration of and compliance with the Company’s incentive compensation plans, and making recommendations to the Board with respect to awards under such plans; and

•    Overseeing the Board’s annual review of succession planning with respect to our chief executive officer and other senior executives.

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Independence. The Board has determined that each member of the committee is independent under the NYSE and BCBSA standards. Until her passing on March 28, 2016, Ms. Soto-Martínez was an independent director and member of this committee.

Meetings. The committee met nine times during 2016.

Compensation consultant. In 2016, the Compensation and Talent Development Committee retained Pay Governance LLC (“Pay Governance”), an independent compensation consulting firm, to assist the committee on matters related to executive and director compensation. The Board has determined that Pay Governance is an independent consultant pursuant to Section 10C of the Exchange Act. Pay Governance reports exclusively to the Compensation and Talent Development Committee and does not provide any additional services to us.

For 2016, Pay Governance worked with the Compensation and Talent Development Committee to review our comparable group to ensure it remains appropriate for use in competitive market assessments of total compensation, provided an analysis of executive total compensation relative to market practices, reviewed our compensation policies to ensure they remain contemporary with prevailing best practices, assisted in the risk assessment of our compensation programs, and provided support for preparation of our disclosure in this proxy statement.

Additional information about the Compensation and Talent Development Committee and its activities during 2016 is described in “Compensation Disclosure—Compensation discussion and analysis” in this proxy statement.

Corporate Governance and Nominating Committee
Members: Messrs. Fuentes-Benejam (chair), Figueroa-Collazo, Frick, and Mrs. Dominguez

The committee is responsible, among other things, for the following matters:

•    Recommending to the Board the criteria for the selection of individuals qualified to serve as directors;

•    Identifying individuals qualified to serve on the Board consistent with criteria approved by the Board;

•    Recommending the Board nominees for election as directors at any meeting of shareholders;

•    Developing and recommending to the Board a set of corporate governance principles;

•    Reviewing our corporate governance guidelines, our Code of Ethics, committee charters and other corporate documents and recommending changes to the Board, consistent with best practices;

•    Overseeing compliance with our corporate governance guidelines and practices, compliance with our Code of Ethics and director’s independence requirements; and

•    Overseeing of the enterprise risk management program.

Independence. The Board has determined that each member of the committee is independent under the NYSE and BCBSA standards.

Meetings. The committee met six times during 2016.

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Investment and Financing Committee
Members: Mr. Chafey (chair) Messrs. Faría-Soto, Clavell-Rodríguez, Fuentes-Benejam, and Santa María-Ros

The committee is responsible, among other things, for the following matters:

•    Recommending to the Board the Company’s investment policy and guidelines, and financing policies, procedures and activities in accordance with best practices, good corporate governance, and compliance with applicable laws and regulation;

•   Overseeing the Company’s investment portfolio and activities, including investment performance, risk management exposure, and our capital structure; and

•   Reviewing and providing advice to the Board with respect to financial and investment development and transactions.

Meetings. In 2016, the committee met four times.

Executive Committee
Members: Mr. Clavell-Rodríguez (chair), Mrs. Dominguez (vice chair), Messrs. Chafey, Faría-Soto, Figueroa-Collazo, and Fuentes-Benejam.

The committee is responsible, among other things, for the following matters:

•    Reviewing material policy, strategic and emerging issues of the Company;

•    Transacting administrative matters on behalf of the Board; and

•    Assisting the Board in discharging its duties between meetings of the Board, especially when timing is critical.

Meetings. The committee met two times during 2016.

Director nominations process

As part of the nominations process, the Corporate Governance and Nominating Committee is responsible for determining the appropriate skills and characteristics required for new Board members in light of the current Board composition and for identifying qualified candidates for Board membership. The process followed by the committee to identify and evaluate candidates includes requests to Board members, senior management and others for recommendations, periodic meetings to evaluate biographical information and background material relating to potential candidates, and interviews of candidates identified by members of the committee and the Board.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Corporate Governance and Nominating Committee applies the criteria set forth in our guidelines of corporate governance and its committee charter. Generally, the committee verifies that the selected individuals possess the following specific qualities or skills: experience or relevant knowledge, time availability and commitment, good reputation, analytical thinking, ability to work as a team, independent judgment, and ability to verbalize and present ideas in a rational and eloquent fashion. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  This process also takes into consideration our strategies, the annual peer and self-evaluations of each director, the fit between candidates’ qualifications and our needs, and applicable legal, regulatory and statutory requirements.  The goal is to assemble a board that is strong in its collective knowledge and consists of individuals who possess a variety of complementary attributes that serve the Company and its shareholders well. The Board is responsible for the final approval of new director candidates, as well as the nomination of existing directors for reelection.

Shareholders may recommend individuals for the Corporate Governance and Nominating Committee to consider as potential director candidates in the Board’s slate of nominees by submitting their names and background to “Triple-S Management Corporation, Corporate Governance and Nominating Committee,” at Triple-S Management Corporation, P.O. Box 363628, San Juan, PR 00936-3628. The committee will review the qualifications of recommended candidates if appropriate biographical information and background material are provided on a timely basis.  Evaluation of such candidates will follow the same process, and apply the same criteria, as for candidates submitted by Board members, senior management or others. If the Board decides to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, the name will be included in our proxy card for the shareholders’ meeting at which his or her election is recommended.

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Shareholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Corporate Governance and Nominating Committee or the Board, by following the procedures set forth in the Company’s bylaws and described in response to the question “How and when may I submit a shareholder proposal, including a shareholder nomination for director, for the 2018 annual meeting of shareholders?” in the “Information about voting, solicitation and the annual meeting” section of this proxy statement.

Criteria

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended nominees, including re-election of directors and candidates recommended by shareholders, the Corporate Governance and Nominating Committee, in accordance with the Board’s diversity policy and the committee charter, will review certain criteria to ensure we benefit from a broad diversity of director experience, thoughts, viewpoints and backgrounds. The committee considers personal characteristics each individual must show in order to be considered as a director and those competencies represented in the Board to promote a balanced composition of knowledge, experience and abilities that will allow the Board to fulfill its responsibilities, as further described below.

	Personal attributes		Competencies		Other considerations
•	Integrity and good reputation	•	Public company service	•	Independence
•	Independent judgment	•	Accounting and finance	•	Conflict of interest
•	Analytical thinking	•	Industry knowledge	•	Acceptance of the Company’s ethical norms and responsibilities
•	Educational background	•	Technology	•	Compliance with legal and regulatory requirements
•	Professional experience	•	International markets	•	Other commitments
•	Business acumen	•	Government and public policy	•	Peer-review and evaluation process
•	Commitment	•	Human resources
•	Diligence	•	Legal
•	Ability to serve	•	Executive leadership

The committee recognizes the value of inclusiveness on the Board and carefully considers the Board’s diversity in the director identification and nomination process by taking into consideration the personal attributes, the competencies, and other perspectives of the individuals considered for director.  The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We do not discriminate against nominees on the basis of race, color, gender, religion, national origin, sexual orientation, disability or any other basis prohibited by law.

Risk oversight

The Board has the primary role, as a whole and through its committees, in overseeing the way in which management identifies and manages risks. Senior management is responsible for identifying significant risks, and developing and implementing the strategies, assessment, prioritization, mitigation and control of the Company’s most important risks. The Company maintains an Executive Risk Committee comprised of senior personnel that, among other things, ensures that the Company is maintaining effective risk management processes to identify, discuss, and communicate significant and emerging risks. Management is also responsible for identifying risk and risk controls related to significant business activities and Company objectives, and developing programs to determine the sufficiency of risk identification, the balance of potential risk to potential reward, the appropriate manner in which to control risk, and the support of the risk-controlling behaviors and the risks to the Company’s strategy.

The Board receives management reports on the potentially significant risks that the Company faces and how the Company is seeking to control risk, where appropriate. The Corporate Governance and Nominating Committee has primary oversight over the Company’s enterprise risk management program. Additionally, each Board committee also considers risks within its area of responsibility. For example, the Audit Committee oversees management of financial risks, including issues related to internal control over financial reporting, and our policies with respect to risk assessment and management. The Compensation and Talent Development Committee oversees the management of risks relating to our executive compensation structure. Our Investment and Financing Committee oversees risks related to our investment policy, financial strategies, and corporate acquisitions. While each of these committees is responsible for evaluating and overseeing the management of specific risks, the entire Board is regularly informed about such risks through committee reports. The Board also receives regular reports from members of senior management regarding areas of material risk to us, including operational, financial, legal, regulatory, strategic and reputational risks, and often discusses risk as part of its review of the ongoing business, financial performance, and other activities of the Company. In addition, the Board annually reviews our strategic plan which addresses, among other matters, the risks and opportunities we face. Review of this information enables the Board to understand and assess our risk identification, appetite and tolerance, management, and mitigation strategies.

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Communications from shareholders and other interested parties

The Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties, and will respond as appropriate. Absent unusual circumstances or as contemplated by committee charters, the chair of the Board will, with the assistance of our general counsel and Secretary and other personnel responsible to assist the Board and the Company with investor relations, be primarily responsible for monitoring communications from shareholders and other interested parties and provide copies or summaries of such communications to the other directors as they deem appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the chair of the Board considers to be important for the directors to review. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Shareholders and other interested parties may contact our Board or any individual director by the following methods:

By Internet	Email us at investorrelations@ssspr.com (investor relations) or crodrig@ssspr.com (secretary)
By mail	Triple-S Management Corporation c/o Secretary P.O. Box 363628 San Juan, Puerto Rico 00936-3628

The Board does not participate in daily management functions or operations of the Company or our subsidiaries. If you wish to contact the Company relating these matters, you may use the Contact Us form on our website, which will help you to direct your message to the appropriate area.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding the beneficial ownership of our Class B shares as of December 31, 2016, except as otherwise indicated, by the shareholders we know to beneficially own more than 5% of our outstanding Class B shares. These shareholders do not own Class A shares. Additionally, no Class A shareholders owns more than 5% of our outstanding Class A shares.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
FMR LLC(4)	2,245,900	9.63%
Abigail P. Johnson Fidelity Low-Priced Stock Fund 245 Summer Street Boston, Massachusetts 02210
Pzena Investment Management, LLC(5)	2,096,324	8.99%
320 Park Avenue, 8th Floor New York, NY 10022
Dimensional Fund Advisors LP(6)	2,032,121	8.71%
Building One 6300 Bee Cave Road Austin, Texas 78746
BlackRock, Inc.(7)	1,652,612	7.1%
55 East 52nd Street
New York, NY 10055

(1)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act.
(2)
For each person, the “Amount and Nature of Beneficial Ownership” column may include shares of a class of common stock attributable to the person because of that person’s voting or dispositive power or other relationship. The inclusion in the table of any shares, however, does not constitute an admission of beneficial ownership of those shares by the named shareholder.

(3)	Based on 23,321,163 Class B shares outstanding as of the December 31, 2016. Under our license with BCBSA, no institutional shareholder may own more than 10% of all of our common stock.
(4)
Based solely on a Schedule 13G/A filed by FMR LLC on February 13, 2017 reporting the above stock ownership as of December 31, 2016. FMR LLC reports that it has sole voting power with respect to 272,800 Class B shares and sole dispositive power with respect to 2,245,900, or 9.63% of the outstanding Class B shares. Abigail P. Johnson reports that she has sole voting power with respect to zero Class B shares and sole power to dispose of 2,245,900 Class B shares. FMR LLC reports that the interest of Fidelity Low-Priced Stock Fund amounted to 1,973,100 shares, or 8.46% of Class B shares.

(5)
Based solely on a Schedule 13G/A filed by Pzena Investment Management, LLC (“Pzena”) on February 3, 2017 reporting the above stock ownership as of December 31, 2016.  Pzena reports it has sole voting power with respect to 1,896,071 Class B shares and sole dispositive power with respect to 2,096,324 Class B shares.

(6)
Based solely on a Schedule 13G/A filed by Dimensional Fund Advisors LP (“Dimensional”) on February 9, 2017 reporting the above stock ownership as of December 31, 2016. Dimensional reports that it has sole voting power with respect to 1,963,600 Class B shares and sole dispositive power with respect to 2,032,121 Class B shares. These securities are owned by certain funds that Dimensional serves as investment advisor, sub-adviser and/or manager. For purposes of the reporting requirements of the Exchange Act, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7)
Based solely on a Schedule 13G/A filed by BlackRock, Inc. on January 26, 2017 reporting the above stock ownership as of December 31, 2016. BlackRock, Inc. reports that it has sole voting power with respect to 1,591,956 Class B shares and sole dispositive power with respect to 1,652,612 Class B shares.

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The following table contains information regarding the beneficial ownership of our common stock as of February 23, 2017 by each director and nominee for director named in this proxy statement, each executive officer named in the Summary Compensation Table included in this proxy statement and all of our directors and executive officers as a group.

	Class A Shares		Class B Shares
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	% of Class	Amount and Nature of Beneficial Ownership(2)	Shares Acquirable Within 60 Days(3)	Total Shares Beneficially Owned	% of Class(3)
Directors and Nominees:
Luis A. Clavell-Rodríguez	0	0	45,701	0	45,701	*
David H. Chafey, Jr.	0	0	16,986	0	16,986	*
Cari M. Domínguez	0	0	14,481	0	14,481	*
Antonio F. Faría-Soto	0	0	24,148	0	24,148	*
Manuel Figueroa-Collazo	0	0	27,614	0	27,614	*
Joseph A. Frick	0	0	11,986	0	11,986	*
Jorge L. Fuentes-Benejam	0	0	20,814	0	20,814	*
Roberto Santa María-Ros	0	0	5,095	0	5,095	*

Named Executive Officers:
Roberto García-Rodríguez (4)	0	0	46,405	0	46,405	*
Juan J. Román-Jimenez	0	0	8,071	0	8,071	*
Madeline Hernández-Urquiza	0	0	19,685	0	19,685	*
Eva G. Salgado-Micheo	0	0	53,024	0	53,024	*
Arturo L. Carrión-Crespo	0	0	42,285	0	42,285	*
All our directors, nominees and executive officers as a group (18 persons)	0	0	355,075	0	355,075	1.52%

*Less than 1% of outstanding common stock of such class.

(1)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of the record date upon the exercise of options or warrants or upon the vesting of deferred stock awards.

(2)
For each person, the “Amount and Nature of Beneficial Ownership” column may include shares of a class of common stock attributable to the person because of that person’s voting or dispositive power or other relationship. Unless otherwise indicated, each person in the table has sole voting and investment power over the shares listed.

(3)	Each beneficial owner’s percentage ownership is determined based on 950,968 Class A shares and 23,321,013 Class B shares outstanding as of the February 23, 2017.
(4)
Mr. Garcia Rodriguez is the president and chief executive of the Company. Pursuant to our current articles of incorporation and our bylaws, the president and chief executive officer of the Company is a member of our Board while acting in such capacity.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities (“10% Beneficial Owners”) to file with the SEC initial reports of ownership of our common stock and reports of changes in such ownership. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The Company believes, based solely on a review of our records and written representations by the persons required to file these reports during the fiscal year ended December 31, 2016, that all Section 16(a) filing requirements were timely met during 2016, except for Roberto García-Rodríguez, Carlos L. Rodríguez-Ramos, Iraida Ojeda-Castro, Juan J. Diaz-Goitia, Madeline Hernández-Urquiza, Arturo L. Carrión-Crespo and Eva G. Salgado-Micheo who were late filing a Form 4 to report one transaction.

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INFORMATION ABOUT EXECUTIVE OFFICERS

Executive officers of Triple-S Management Corporation

The Company’s executive officers are listed below. Biographical information of Mr. García-Rodríguez, our president and chief executive officer, who also serves as director of the Company, is in the section entitled “Directors continuing in office—Management director” of this proxy statement.

Name	Position(s) with the Company	Age
Juan J. Román-Jiménez	Executive Vice President and Chief Financial Officer	51
Madeline Hernández-Urquiza	President of Triple-S Salud, Inc., and President of Triple-S Advantage, Inc.	53
Eva G. Salgado-Micheo*	President of Triple-S Propiedad, Inc.	60
Arturo L. Carrión-Crespo	President of Triple-S Vida, Inc.	59
José E. Novoa-Loyola	Chief Medical Officer	52
Juan J. Díaz-Goitía	Chief Information Officer	53
Hernando Ruiz-Jiménez	Chief Marketing and Communications Officer	50
Iraida T. Ojeda-Castro	Chief Human Resources Officer	62
Carlos L. Rodríguez-Ramos	Vice President of Legal Affairs, Chief Legal Counsel and Secretary	38

* Effective March 1, 2017, Mr. Jose Del Amo Mojica (age 50) was appointed president of Triple-S Propiedad, Inc., the Company’s property and casualty insurance subsidiary, succeeding Mrs. Eva G. Salgado-Micheo upon her retirement on February 28, 2017.

Professional background of executive officers
Juan J. Román-Jiménez, Executive Vice President and Chief Financial Officer, rejoined our Company and assumed his current position in January 2016.  Previously, he served as Executive Vice President of EVERTEC, INC., a full-service transaction processing company in Latin America and a NYSE listed company, from April 2012 to August 2015, and as Executive Vice President and Chief Financial Officer of EVERTEC Group, LLC from 2011 to 2012.

Madeline Hernández-Urquiza has been the President of our managed care subsidiaries Triple-S Salud, Inc. and Triple-S Advantage, Inc., since January 2016 and January 2015, respectively.  She rejoined our Company in 2010 and assumed various positions in Triple-S Salud, including Vice President of Risk Management and Chief Risk Officer before assuming her current roles.

Eva G. Salgado-Micheo is the President of Triple-S Propiedad, Inc., our property and casualty insurance subsidiary, since July 2003. Mrs. Salgado-Micheo retired from the Company on February 28, 2017. On March 1, 2017, Jose Del Amo Mojica was appointed President of Triple-S Propiedad, Inc. Previously, he served as Senior Vice President of Underwriting and Claims of Triple-S Propiedad, Inc. from 2014 to February 2017.

Arturo L. Carrión-Crespo is the President of Triple-S Vida, Inc., our life insurance subsidiary, since 1998.
José E. Novoa-Loyola, Chief Medical Officer, joined our company and assumed his position in July 2015. Previously, he served at the Cardiovascular Center of Puerto Rico and the Caribbean from 2002 to 2015 in various positions, including Medical Director, Chief of the Cardiology Department and member of the Pharmacy and Therapeutics Committee.

Juan J. Díaz-Goitía has been our Chief Information Officer since October 2012.  He also has served as President of Interactive Systems, Inc., our technology service subsidiary since 2012. Previously, he served as Executive Vice President of Triple-S Vida, Inc., from 2010 to 2012.

Hernando Ruiz-Jiménez, Chief Marketing and Communications Officer, joined our Company and assumed his position in October 2015. Before joining the Company, he served as Executive Vice President of Impremedia, an important media group oriented to Hispanic markets in the United States from 2013 to 2014, Partner and Executive Vice President of Wireless Idea, a digital media company with business in the United States and Latin America, from 2007 to 2012, and Vice President of Marketing for Diageo, plc. from 2003 to 2007.  Before that, Mr. Ruiz-Jiménez held diverse positions in PepsiCo from 1992 to 2003.

Iraida T. Ojeda-Castro has been our Chief Human Resources Officer since 2004.
Carlos L. Rodríguez-Ramos, Vice President of Legal Affairs, Chief Legal Counsel and Secretary, joined our Company in 2013 and assumed his current position in January 2016.  Mr. Rodríguez-Ramos previous positions include Associate General Counsel, Acting General Counsel and Assistant Secretary.  Before joining our Company he served as Adjunct Professor at the School of Law of the University of Puerto Rico from 2010 to 2014 and as Deputy Chief of Staff of Programmatic Affairs for the Governor of Puerto Rico from 2011 to 2012.

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COMPENSATION DISCLOSURE

Compensation discussion and analysis

This compensation discussion and analysis describes our executive compensation program, policies and practices applicable to our named executive officers (“NEOs”) and to other executive officers of our Company. For 2016, our NEOs were:

Name	Position (as of December 31, 2016)
Roberto Garcia-Rodriguez	President and chief executive officer
Juan J. Román-Jimenez	Executive Vice President and chief financial officer
Madeline Hernández-Urquiza	President of Triple-S Salud, Inc. our managed care subsidiary, and President of Triple-S Advantage, Inc., our Medicare Advantage subsidiary
Eva G. Salgado-Micheo	President of Triple-S Propiedad, Inc., our property and casualty insurance subsidiary
Arturo L. Carrion-Crespo	President of Triple-S Vida, Inc. our life insurance subsidiary

Overview

The Board’s Compensation and Talent Development Committee oversees the design and administration of our executive compensation program. The program is designed to support the attainment of our vision, financial and strategic goals and operating imperatives, apply good corporate governance principles, and align our interests with those of our shareholders. We believe that an effective executive compensation program recognizes individual contributions as well as overall business results, rewards executives for achieving our annual and long-term goals, aligns executive and shareholder interests and reflects responsible corporate governance practices to ultimately improve shareholder value. We believe the compensation of our executive officers reflects our results and further promotes the achievement of our goals.

The following table summarizes our compensation program and the decisions made by the Compensation and Talent Development Committee and ratified by our Board in 2016, and the rationale for each decision. These decisions considered the Company’s executive compensation philosophy, the Company’s financial and operating performance for 2015 and 2016, individual executive performance, prevailing compensation trends in our comparable group, which includes companies located in Puerto Rico and the United States, and our industry.

Compensation component	Description of component	2016 highlights
Base salary

•      Designed to recognize individual contribution to the organization based on experience, knowledge and responsibilities.

•      Aimed to provide competitive compensation, appropriate incentives and financial stability to the NEOs for assuming a significant level of responsibility.

•      Targeted to be between the 25th and 50th percentile of comparable group.

•      Considers market-level salary, individual performance, and the Company’s overall financial results.

• During 2016, our NEOs received salary increases based on the Company’s 2015 financial results.

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Annual short-term cash incentive

•      Focuses executives on achieving annual financial, operating, and individual objectives.

•      Supports long-term objective of creating shareholder value.

•      Provides, together with base salary, competitive cash compensation when our targeted performance objectives are met.

• During 2016 and 2017, NEOs received annual short-term compensation for 2015 and 2016, respectively, as described in the Summary Compensation Table.
Long-term equity incentive

•      Aligns management and shareholder interests.

•      Provides a variable portion of total compensation tied to our long-term market and financial performance.

•      Holds management responsible for their long-term decisions.

•      Supports the retention of a talented management team over time.

•      Emphasizes long-term performance by delivering 75% of the annual award value in performance equity grants that may be earned only if specific measures of operating performance are attained over a three-year period, with cliff vesting at the end of the third year. Remaining 25% of the equity award value is delivered in restricted stock, which vests over three years in increments of one third per year.

•      For the three-year plan beginning in 2016, the Compensation and Talent Development Committee established three levels of goal attainment based on three-year cumulative premiums earned, operating income and earnings per share (“EPS”), and determined the corresponding award size for each performance level for each NEO. These goals were set based on what the committee believes to be minimally acceptable, challenging yet attainable, and exceptional performance in the context of our stated objectives for premiums earned, operating income and EPS.

•      Long-term incentives were granted to NEOs in 2016 as described in the Summary Compensation Table.

Other compensation decisions

Enhanced individual performance metrics. During 2016, the Compensation and Talent Development Committee approved individual metrics that we believe better align individual performance with our strategic transformation. For more information, see “Components of executive compensation—Short-term annual cash incentive” section of this proxy statement.

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Our compensation philosophy

Our executive compensation program is designed to support our vision, our strategic and financial goals, and operating imperatives. It applies to our NEOs and other executive officers of our Company and subsidiaries.

Overarching principles

•    Reinforce our values by combining our efforts to deliver superior business results with good governance, socially responsible business practices, and high ethical standards.

•    Promote a high performance culture with clear emphasis on accountability and variable pay that is tied to both short and long-term results.

•    Ensure compensation is paid based on accurate financial data.

•    Attract, motivate and retain top talent in a cost-effective way by offering competitive compensation.

•    Require share ownership that increases with executives’ scope of responsibilities.

•    Emphasize uniformity of design features to reinforce collaboration, limit program complexity, and increase the effectiveness of the entire executive team.

•    Align executive and shareholder interests through long-term equity based plans.

•    Maintain a clear and understandable framework for evaluating the effectiveness of the program’s design.

•    Prohibit any activity that hedge employee’s economic risk of owning Company stock.

•    Provide a balanced total compensation to ensure that management is not encouraged to take unnecessary and excessive risks that may harm the Company.

Targeted pay posture

•    Provide a total compensation opportunity targeted around average levels within comparable group.

•    High performers, successors to key positions, and individuals in critical assignments may be targeted at a higher level to ensure engagement, motivation, and retention.

•    Newly promoted or inexperienced executives may be paid at a lower level of target pay until they become fully-seasoned contributors.

Peer group

•    We compare our compensation against companies with whom we compete for talent, capital, and customers using peer references used for competitive pay comparisons, and general industry surveys for which compensation peer group data is not available.

•    The Compensation and Talent Development Committee, and management, as applicable, will use judgment when making adjustments to compensation and review executive pay from a holistic perspective, including reference to compensation peer group pay practices, importance of the position to the Company, level of responsibility of the position, individual performance and growth in position, our financial performance and ability to pay, and internal equity considerations.

Description of compensation policies

Equity award grant policy. The purpose of the equity award grant policy is to ensure the integrity of the award granting process and avoid the possibility or appearance of timing of equity grants for the personal benefit of executives. Under the changes made to the policy on August 2, 2016, equity awards are made at the Compensation and Talent Development Committee’s first regularly scheduled meeting taking place in the month of March.  Equity grants to certain newly hired employees or promoted individuals, including executive officers, are made on the last business day prior to the 15th day of each month following the date of hire or the last business day of each month, whichever day first follows the date on which the newly-hired individual commences providing acting services to the Company or the promoted individual commences providing active services to the Company at the promoted level. No off-cycle awards may be granted to the Company’s executive officers during quarterly and event-specific blackout periods under the Company’s insider trading policy. Outstanding stock option awards have an exercise price equal to the closing market price of the Company’s common stock on their grant date. Our equity incentive plans prohibit the re-pricing or exchange of equity awards without shareholder’s approval.

Recoupment Policy. Our recoupment policy applies to any current or former employee who received incentive compensation based on financial data on which the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. The recoupment policy aligns management’s interests with the interests of shareholders and supports good governance practices. The policy provides that the Company may, in the exercise of its discretion (as determined by the Compensation and Talent Development Committee) take action to recoup the amount by which such award exceeded the payment that would have been made based on the restated financial results. Our right of recoupment expires three years following the year for which the inaccurate performance criteria were measured; however, our right of recoupment is not subject to an expiration period in the event of fraud or misconduct.

Insider trading and anti-hedging policy. We prohibit directors, officers, employees and consultants of the Company from trading in the securities of the Company or its affiliates (e.g., customers, suppliers, etc.), directly or through family members or other persons or entities, if they are aware of material nonpublic information relating to the Company or its affiliates. Trading includes purchases and sales of stock, derivative securities such as put and call options and convertible debentures or preferred stock, and debt securities (debentures, bonds and notes). Trading also includes certain transactions under the Company’s plans (e.g., sale of underlying stock acquired upon the exercise of stock options, certain transactions associated with the Company’s retirement savings plan, and voluntary additional contributions to the Company’s dividend reinvestment plan). Our insider trading policy also prohibits our directors, officers and certain other employees from engaging in any hedging or monetization transactions involving Company securities.

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Stock ownership guidelines for executive. Our stock ownership guidelines for our executive officers and other key employees aim to align their interests with those of our shareholders. The guidelines require executives and other employees to own Company stock in an amount equal to a multiple of base salary, as follows:

Level	Value of Stock as a Multiple of Base Salary
CEO	5x
CFO and subsidiary presidents	3x
Corporate and subsidiary executives	2x
Other selected employees	1x

Until an executive reaches his or her applicable ownership level, he or she must retain 50% of the equity received from long-term compensation plans (after meeting tax withholding obligations), and once the ownership level is met, he or she may not sell shares if doing so would cause his or her ownership to fall below that level. The Compensation and Talent Development Committee reviews progress toward meeting the ownership guidelines on an annual basis.

The Committee has also approved stock ownership guidelines for non-management directors.  See the section entitled “Director compensation—Stock ownership guidelines for non-management directors” of this proxy statement for more information.

Compensation consultants

The Compensation and Talent Development Committee has sole authority to engage and terminate the services of outside consultants.  In 2016, the committee retained Pay Governance to assist the committee on matters related to executive officer and director compensation, including the committee’s review of the comparable group, analysis of the competitiveness of executive compensation, and reporting on trends and issues related to executive compensation.

The Board has determined that Pay Governance is an independent compensation consultant pursuant to Section 10C of the Exchange Act. Pay Governance reports exclusively to the Compensation and Talent Development Committee and does not provide any additional services to the Company.

Results of advisory vote on say-on-pay and frequency of the vote

Rule 14a-21 of the Exchange Act enables our shareholders to vote to approve, on an advisory basis, the compensation of our NEOs.  In 2016, 99.1% of our shareholders voted in favor of the compensation of our NEOs. Also, the rule enables our shareholders to advise the Company on the frequency of their vote on the compensation of our NEOs.  In 2011, our shareholders voted that such compensation be presented for shareholder’s advisory approval on an annual basis and the Board accepted the advice of our shareholders.  Our executive compensation program presented to our shareholders in this proxy statement is similar to the one presented at last year’s annual meeting.

In accordance with Rule 14a-21 of the Exchange Act, during this annual meeting, the shareholders will have the opportunity to vote on the frequency of the vote on the compensation of our NEOs. After this year’s vote, the next shareholder vote on the frequency of the vote on executive compensation will be held no later than the 2023 annual meeting of shareholders.

Determining executive compensation

We compare the compensation of the NEOs to that of companies with which we compete or could compete for executive talent, capital and customers. These companies include private or publicly-held companies, stand-alone businesses and/or divisions of larger corporations. Our size and organizational complexity is considered when selecting comparable companies in Puerto Rico and the United States and data analysis methods. Within our general competitive framework, specific comparisons may vary by type of role.

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Based on our compensation philosophy, a significant percentage, an average of 70% for our CEO and 61% for all other NEOs in 2016, is delivered through our incentive compensation plans in the form of at-risk variable pay. The Compensation and Talent Development Committee has not adopted a policy or formula to allocate total compensation among its various components. As a general matter, the committee reviews competitive pay information provided by its compensation consultant as well as our current operating goals and environment to determine the appropriate level and mix of incentive compensation. Actual amounts earned from incentive compensation are realized only as a result of individual or Company performance, depending on the type of award, based on a comparison of actual results to pre-established goals.

The Compensation and Talent Development Committee collects relevant market data and alternatives to consider when making executive compensation decisions.  In 2016, the committee compared the data with each element of total compensation to a list of 15 comparable companies, including companies in Puerto Rico and direct industry competitors located within the United States (the “comparable group”).  Three of these companies have the same six-digit Global Industry Classification Standards (GICS) code as ours, nine are within the “insurance” GICS industry group, and the remainder are Puerto Rico companies in the banking and technology industries.  We generally update the comparable group compensation benchmark every other year, or as may be appropriate to reflect changes in our operating environment or business model. We will update this benchmark again during 2018.

The companies comprising the comparable group are:

Alleghany Corporation	FirstBank Corp.	Popular, Inc.
Argo Group International Holdings, LTD.	Infinity Property & Casualty Corp.	Selective Insurance Group, Inc.
Aspen Insurance Holdings, Ltd	Magellan Health, Inc.	State Auto Financial Corporation
Erie Indemnity Company	Molina Healthcare, Inc.	United Fire
EVERTEC, Inc.	OFG Bancorp	Universal American Corp.

For comparison purposes, our annual revenues are around the median of the comparable group. Total compensation—which includes base salary, short and long-term variable pay opportunities, benefits and perquisites—is generally between the 25th to 50th percentile of the comparable group, on average.

Components of executive compensation

Executive compensation is delivered through a combination of base salary, an annual short-term cash incentive, long-term equity incentive compensation, retirement programs and a non-qualified deferred compensation plan.

Base salary. Base salaries are designed to recognize an individual’s contribution to the organization and his or her experience, knowledge and responsibilities. Base salaries also aim to provide competitive compensation, appropriate incentives and financial stability to the NEOs for assuming a significant level of responsibility.

According to our salary adjustment policy, salary determinations are based on a number of factors, including importance of the position, level of responsibility, individual performance, growth in position, market-level relative salary, our financial and operating performance, and the Company’s ability to pay.  Also, our policy establishes that base pay adjustments send clear performance messages and make moderate distinctions based on performance. Significant distinctions in performance by executives are recognized through our annual short-term cash incentive plan. In addition, this policy requires that timing for increases, promotions and changes in responsibilities be consistent with market practice and that base salaries for executives be reviewed on an annual basis and adjusted as necessary to ensure pay levels remain competitive.

Short-term annual cash incentive. The short-term annual cash incentive portion of an executive’s total compensation opportunity is intended to accomplish a number of objectives, such as reinforcing the optimization of operating results throughout the year, facilitating the achievement of our stated objectives, paying for performance, reinforcing individual accountability, supporting our long-term objective to create shareholder value, and providing market competitive cash compensation when performance objectives for the year are met or exceeded. This incentive compensation can be highly variable from year to year depending on actual performance results.

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          The Company sets cash incentive target amounts as a percentage of base salary for all eligible executives at the beginning of each year based on job responsibilities, position within the Company, and a review of competitive market data.  Actual incentive payouts may range from zero to 150% of the target opportunity depending on the Company’s financial results relative to predetermined performance goals and the Compensation and Talent Development Committee’s review of each executive’s individual performance.  The Compensation and Talent Development Committee approves the awards and has discretion to determine any changes to the final amount to be paid.

For 2016, the target short-term annual cash incentive for each of the NEOs as a percentage of salary was as follows:

Executive	Target Bonus Percent
Roberto Garcia-Rodriguez	70%
Juan J. Román-Jimenez	50%
Madeline Hernández-Urquiza	70%
Eva G. Salgado-Micheo	70%
Arturo L. Carrion-Crespo	70%

The Compensation and Talent Development Committee determines short-term annual cash incentives based on two types of performance measures: the Company’s financial and operating results and individual criteria. The Company’s financial and operating results account for 70% of each NEO evaluation and individual performance criteria account for the remaining 30%.

The weighting of financial results, in turn, is evenly divided between Adjusted Premiums Earned and Adjusted Net Income (each term as defined in the following paragraph).  This mix of performance measures focuses executives appropriately on improving both top-line and bottom-line growth, while also emphasizing individual accountability through each executives’ individual performance goals.

The Company believes that premiums earned and net income are key drivers of shareholder value and― adjusted to exclude non-budgeted items—are the most relevant measures by which to assess the Company’s short-term business performance and promote profitable revenue growth. Adjusted Premiums Earned represent the annual premiums earned in the calendar year as presented in the consolidated financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), adjusted to include only operations existing at the beginning of the year. Adjusted Net Income is measured as the net income earned in the calendar year, as presented in the consolidated financial statements in accordance with U.S. GAAP, minus realized and unrealized gains/losses in investment (net of the related income tax effect) and other non-budgeted items.

The financial results component of our short-term cash incentive performance goals of the Company’s executives, including our chief executive officer and chief financial officer, is solely based on consolidated results.  Awards to our business unit executives are split 20% based on our consolidated results and 50% based on the results of the relevant business unit. The remaining 30% considers the individual executive’s performance.  The Compensation and Talent Development Committee, based on the recommendation of management, determined the individual metrics considered for executive compensation to align individual performance with our Company’s strategic transformation. These individual metrics are categorized as follows:

Metrics	Purpose
External stakeholders	Drives behavior to be externally focused, market backed, customer centric, and aligned with our providers.
Innovation	Drives excellence in execution, and efficient and effective ways of doing business.
Collaboration and teaming	Drives agility, accountability and effective working relationships across businesses and functional areas.
People development	Develops a talented, motivated and ownership-minded work force.

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We believe these metrics provide the Board, the committee and our chief executive officer, with respect to those executives under his supervision, adequate guidance in evaluating how individual performance is aimed to accomplish our goals. This distribution in weighting is designed to encourage each executive with responsibility for a business unit to focus on his or her individual business while working as a team to achieve the Company’s overall success.

For 2016, performance measures of the short-term cash incentive plan were as follows:

Corporate Executives	Performance Measure and Weighting
(dollar amounts in millions) Performance	30% Consolidated Premiums Earned	40% Consolidated Adjusted Net Income	30% Individual
Roberto García-Rodríguez and Juan J. Román-Jimenez
Maximum	$3,659.0	$52.6	According
Target	$3,049.2	$43.8	to individual
Minimum	$2,439.4	$35.0	metrics

Business Unit Executives	Performance Measure and Weighting
	Consolidated Results		Business Unit
	15%	25%	15%	15%	30%
(dollar amounts in millions) Performance	Premiums Earned	Adjusted Net Income	Premiums Earned	Net Income	Individual
Madeline Hernández Urquiza –Managed Care Segment
Maximum	$3,659.0	$52.6	$3,360.8	$34.4	According
Target	$3,049.2	$43.8	$2,800.7	$28.7	to individual
Minimum	$2,439.4	$35.0	$2,240.6	$23.0	metrics
Eva G. Salgado Micheo – Property and Casualty Insurance Segment
Maximum	$3,659.0	$52.6	$115.3	$10.2	According
Target	$3,049.0	$43.8	$96.1	$8.5	to individual
Minimum	$2,439.4	$35.0	$76.9	$6.8	metrics
Arturo L. Carrión-Crespo – Life Insurance Segment
Maximum	$3,411.6	$28.4	$185.6	$19.6	According
Target	$2,843.0	$23.7	$154.7	$16.3	to individual
Minimum	$2,274.4	$19.0	$123.8	$13.0	metrics

Annual non-performance cash bonus. We pay an annual non-performance cash bonus each December to active employees, including some executives who may participate in the annual short-term cash incentive plan. Under Puerto Rico law, we are required to pay employees who worked more than 700 hours in the 12-month period commencing October 1 of the previous year and are employees at the date of payment a bonus in an amount which cannot be less than $600. The amount paid by the Company to active employees under this bonus is approximately 6% or 9% of the employee’s base salary, varying among business units, which may be greater than the minimum amount required by law in order to offer a competitive compensation to our employees. NEOs do not participate in the annual non-performance cash bonus program since 2011. During 2016, our NEOs received the minimum amount of the bonus required under Puerto Rico law, as further described in the summary compensation table in this proxy statement.

Long-term incentive awards. We believe that long-term incentives in the form of equity-based compensation are an important and essential component of our total compensation program that ensure our ability to attract, motivate, and retain top talent responsible for our long-term success. Our long-term incentives to key executive employees are designed to accomplish a number of important objectives, including to align management and shareholder’s interests, balance the short-term orientation of other compensation elements, provide a variable portion of total compensation tied to long-term market and financial performance, build executive stock ownership, hold executives accountable for their long-term decisions, reinforce collaboration across the Company, retain key talent over the long term, and share success with those who directly impact our performance results.

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The Compensation and Talent Development Committee has an annual equity award program for executives under the Company’s incentive plan, based on recommendations from its compensation consultants and the principles contained in the Company’s executive compensation philosophy. The program aims to better focus and reward executives for multiple performance objectives that drive long-term value creation and in part to mitigate the possibility of excessive risk-taking. The program’s design provides both performance equity grants (“performance shares”) that may be earned only if specific measures of operating performance are attained and time-based vesting restricted stock that is earned only if the executive remains employed with the Company over the vesting period. Long-term incentive grants provide for accelerated vesting only upon death, disability, termination without cause, or retirement, provided that the executive releases the Company from liability by the execution of a general release and non-disparagement agreement. We assigned a weighting of 75% of the total equity award value to performance shares consistent with our stated philosophy of promoting a high performance culture with clear emphasis on accountability and variable pay that is tied to long-term results, and 25% of the total equity award value to restricted stock to emphasize the retention of key executives and alignment with shareholders.

Under the current design, performance share awards may be earned if specific goals are attained over a three-year performance period. At the beginning of the performance period, minimum, target and maximum performance levels, along with the associated dollar value of shares that may be earned, are established by the Compensation and Talent Development Committee. The actual value of shares that may be earned may be as high as 150% of the target amount if the maximum level of performance for all metrics is achieved or as low as zero if the minimum level of performance for all metrics is not achieved over the three-year performance period. Determination of performance pay and vesting occur at the end of the third year. A summary of the performance share metrics and rationale for each is presented in the following table.

Performance metric	Weighting	Rationale
3-Year Cumulative Premiums Earned, Net	20%	Premiums earned, net improvement is critical to the continued growth and health of our business. Premiums earned, net is a key contributor to EPS and shareholder value creation.
3-Year Cumulative Operating Income	35%	Operating income improvement emphasizes cost control and is important as we continue to grow our top line. Operating income is also a key contributor to EPS and shareholder value creation.
3-Year Cumulative EPS	45%	EPS sets the expectation of the Company’s success for our shareholders. We use EPS as the key accounting measure and evaluation of how the Company is performing.

Restricted stock may be earned only if the executive remains employed with the Company over the vesting period. Restricted stock vests in equal proportions over the three-year vesting period (i.e., one-third per year beginning on the first anniversary of the grant date). The Compensation and Talent Development Committee believes that the three-year performance period associated with performance shares and the three-year vesting period of restricted stock focuses our executives on sustained performance and supports retention objectives.

The Company’s policy is to make annual long-term incentive grants to its executives during the first quarter of the year. Also, we may make grants to newly hired senior management employees in connection with their employment. The Compensation and Talent Development Committee carefully considers the impact of the cost of equity awards, as well as dilution, in order to achieve a balance between our costs, competitiveness and the continuity of employee incentives.

Retirement programs. Our qualified and non-qualified employee retirement plans provide a retirement income base to a substantial majority of our employees, including our eligible executive officers. Mrs. Salgado-Micheo participated in these retirement programs until 2016. Mrs. Hernández-Urquiza also participated in these retirement programs until 2010 and Mr. Juan J. Roman-Jimenez until 2011. Union employees hired after December 19, 2006, as well as non-union employees hired after September 30, 2007, were ineligible to participate. Employees who participate in our qualified plan also participate in our non-qualified plan to the extent their income levels exceed compensation and benefit limits imposed by the United States Internal Revenue Code of 1986, as amended. Effective January 1, 2017, the Company froze the accumulation of benefits under the non-contributory defined-benefit pension plan.

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Non-qualified deferred compensation plan. Under our non-qualified deferred compensation plan, senior executives, including our NEOs, who elect to become participants, may defer until a future date a portion of their annual compensation and benefit from the tax advantages related to such deferral.

Role of executive officers in compensation decisions

The Compensation and Talent Development Committee is responsible for all compensation decisions with respect to NEOs of the Company. In determining the compensation of NEOs other than the chief executive officer, the committee takes into account the recommendations of the chief executive officer. The chief executive officer annually reviews the performance of the other NEOs. The conclusions reached and recommendations based on these reviews, including with respect to base salary adjustments and short-term cash incentive and equity incentive award amounts, are presented to the committee.  The committee reviews and approves the compensation of the NEOs, including the chief executive officer.

Compensation of named executive officers for 2016

During 2016, with the assistance of Pay Governance, the Compensation and Talent Development Committee evaluated the different components of executive compensation to ascertain that total compensation was targeted at adequate levels (that is, within the 25th to 50th percentile of external pay levels) when compared with companies in the comparable group.  The main purpose was to assure that we maintained a competitive compensation program.

Base Salary. In setting base salaries for 2016, the Compensation and Talent Development Committee considered the following factors:

•	Company financial and operating results.

•
The corporate budget, meaning our overall budget for base salaries. The corporate budget was established based on planned performance for 2016. The objective of the budget is to allow salary increases to retain and motivate successful performers while maintaining affordability within our business plan.

•	The relative pay differences for different job levels.

•	Evaluation of peer group data specific to each executive position, where applicable.

NEO	Previous base salary	2016 Base salary	Percentage
Roberto García-Rodríguez(1)	$587,800	$750,000	27.5%
Madeline Hernández-Urquiza(2)	$475,000	$525,000	10.5%
Juan J. Román-Jimenez(3)	-	$500,000	-
Eva Salgado-Micheo	$384,100	$391,782	2%
Arturo L. Carrion-Crespo	$324,700	$324,700	0%

(1)	On January 1, 2016, Mr. Garcia-Rodriguez received a salary increase in connection with his appointment as president and chief executive officer of the Company.
(2)	On January 11, 2016, Mrs. Hernandez-Urquiza received a salary increase in connection with her appointment as president of Triple-S Salud, Inc., our managed care subsidiary.
(3)	On January 11, 2016, Mr. Roman-Jimenez rejoined the Company and was appointed executive vice president and chief financial officer of the Company.

Salary determinations were based on the aforementioned principles, and were in line with budget and salary determinations for all other employees.

Short-term annual cash incentive. On February 21, 2017, the Compensation and Talent Development Committee determined that NEOs will receive the short-term cash incentive award for 2016 detailed in the Summary Compensation Table. For 2016 the threshold level of the Adjusted Net Income component of the short-term cash incentive performance goals was not achieved on a consolidated level and in the Managed Care segment, decreasing the short-term cash incentive. In addition, the Compensation and Talent Development Committee exercised negative discretion in connection to the individual performance criteria to determine the payout of the short-term annual cash incentives for Mr. García-Rodríguez, Mr. Román-Jimenez, and Ms. Hernández-Urquiza. The Compensation and Talent Development Committee did not exercise negative discretion in the determination of the short-term annual cash incentive for Mr. Carrión-Crespo and Mrs. Salgado-Micheo as their respective business unit achieved the threshold level of the Adjusted Net Income component in 2016.

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Long-term incentive awards. Long-term incentives were granted to NEOs in 2016 as described in the Summary Compensation Table. Equity award targets for our NEOs are established based on dollar values and then converted into a specific number of shares based on the closing price of our Class B common stock on the grant date. All long-term incentives granted to NEOs were approved by the Compensation and Talent Development Committee and ratified by our Board. See the section entitled “Components of executive compensation—Long-term incentive awards” of this proxy statement for more detail regarding the operation of performance share awards.

Compensation and Talent Development Committee report

The Compensation and Talent Development Committee has reviewed and discussed the compensation discussion and analysis set forth above with management.  Based on such review and discussion, the Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement.

Submitted by:

Manuel Figueroa-Collazo, Chair
Cari M. Domínguez
Joseph A. Frick

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Compensation and Talent Development Committee interlocks and insider participation

None of the members of the Compensation and Talent Development Committee is or has been one of our executive officers or employees.  None of our executive officers served on the board of directors’ compensation committee of any other company for which any of our directors served as an executive officer at any time during 2016.  Except as disclosed in “Other relationships, transactions and events” in this proxy statement, none of the members of the Compensation and Talent Development Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K.

Risk considerations in our executive compensation program

In 2016, the Compensation and Talent Development Committee reviewed the Company’s risk profile and related risk management processes to determine if any material risks were deemed likely to arise from our compensation policies and programs and whether these risks are reasonably likely to have a material adverse effect on our business. The Compensation and Talent Development Committee determined that the Company’s then-current pay plans and policies were not reasonably likely to have a material adverse effect on the Company. The Compensation and Talent Development Committee thereafter reported its findings to the Board. During 2016, the committee reviewed and determined that risk considerations and risk inventory of the compensation programs have remained unchanged. We believe that our compensation programs for our executives do not encourage excessive or unnecessary risk, as they are designed to, among others, reinforce responsible business practices, provide a balanced distribution of compensation elements, tie compensation to short and long-term results, provide for the recovery of compensation in the event of inaccurate financial disclosures, fraud or misconduct, require moderate levels of share ownership and prohibit hedging transactions involving Company securities.

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Compensation tables

Summary compensation table

The following table sets forth the total compensation paid to or earned by our NEOs for each of the three years ending December 31, 2016, 2015 and 2014 for services rendered in all capacities to the Company.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total

Roberto García-Rodríguez President & CEO, Triple-S Management Corporation	2016	$744,385	$600	$1,874,972	$0	$215,769	$0	$37,728	$2,873,454
	2015	$585,093	$0	$649,972	$0	$487,256	$0	$15,658	$1,737,979
	2014	$493,987	$209,983	$449,983	$0	$0	$0	$11,976	$1,165,929

Juan J. Román-Jimenez Executive Vice President & CFO, Triple-S Management Corporation	2016	$471,154	$600	$749,981	$0	$102,747	$45,000	$12,800	$1,382,282
	2015	$0	$0	$0	$0	$0	$0	$0	$0
	2014	$0	$0	$0	$0	$0	$0	$0	$0

Madeline Hernandez-Urquiza President of Triple-S Salud, Inc. and Triple-S Advantage, Inc.	2016	$514,135	$600	$524,998	$0	$150,186	$10,000	$33,638	$1,233,602
	2015	$474,630	$0	$399,989	$0	$293,192	(6)	$50,668	$1,218,479
	2014	$247,901	$115,226	$124,981	$0	$0	$20,000	$20,662	$528,770

Eva G. Salgado-Micheo President of Triple-S Propiedad, Inc.	2016	$391,516	$600	$374,979	$0	$187,995	$180,000	$28,200	$1,163,290
	2015	$383,868	$0	$374,985	$0	$320,283	$0	$28,200	$1,107,336
	2014	$379,734	$0	$249,994	$0	$213,800	$345,000	$28,200	$1,216,728

Arturo L. Carrión-Crespo President of Triple-S Vida, Inc.	2016	$324,700	$600	$249,978	$0	$153,760	$0	$44,000	$773,038
	2015	$336,415	$0	$249,984	$0	$194,825	$0	$44,450	$825,674
	2014	$311,664	$0	$214,984	$0	$142,300	$0	$40,950	$709,898

(1)
Amounts represent base salary.  Some of the NEOs deferred a portion of their salary under the non-qualified deferred compensation plan.  The deferred amounts have been included in the Non-Qualified Deferred Compensation Table below.

(2)
Payments made for 2014 represents discretionary payments made under the non-equity incentive compensation plan.  See “Compensation discussion and analysis—Components of Executive Compensation—Short-term annual cash incentive” for a detailed explanation. Payments made for 2016 represent the minimum amount required under Puerto Rico law. See “Compensation discussion and analysis—Components of executive compensation—“Annual non-performance cash bonus” for a detailed explanation.

(3)
The amounts shown reflect the grant date fair value of the stock awards determined in accordance with the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.  See footnote 20 of the Company’s audited consolidated financial statements.

(4)
The amounts represent the actuarial increase in the present value of the NEOs benefits under our pension plan and the Supplemental Benefit Plan, described below under “Non-contributory defined benefit pension plan.”  The increase was calculated using the interest rate, discount rate and form of payment assumptions consistent with those used in our financial statements.  The calculation assumes benefit commencement at normal retirement age (65), and was calculated without respect to pre-retirement death, termination or disability.  Earnings on deferred compensation are not reflected in this column because we do not provide guaranteed returns on non-qualified deferred compensation.

(5)	Other annual compensation consists of the following:

	Vehicles Allowance	Sick Leave & Vacation Paid(a)	Contributions to Defined Contributions Plan	Total
Roberto García-Rodríguez	$30,000	$0	$7,728	$37,728
Juan J. Román-Jimenez	$0	$0	$12,800	$12,800
Madeline Hernández-Urquiza	$28,200	$0	$5,483	$33,683
Eva G. Salgado-Micheo	$28,200	$0	$0	$28,200
Arturo L. Carrión-Crespo	$28,200	$0	$15,800	$44,000

(a) Effective January 1, 2017, executive officers of the Company, including our NEOs, accrue twenty-five days during the year that can be used as vacation days and sick leave. Unused accrued days may be carried forward to the next year to accumulate a total of twenty-five days.

(6)	Change in pension value for Ms. Hernández-Urquiza during 2015 was -$5,000.

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Grants of plan-based awards during fiscal year 2016

The following table sets forth summary information regarding the grants of plan-based awards held by each of our NEOs at December 31, 2016.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise Price of	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	Stock (#)(3)	Underlying Options (#)	Option Awards	Option Awards(4)
Roberto García-Rodríguez	—	$262,500	$525,000	$787,500	—	—	—	—	—	—	—
	2/22/2016	—	—	—	34,708	54,232	81,348	18,077	—	—	$1,874,972
Juan J. Román-Jiménez	—	$125,000	$250,000	$375,000	—	—	—	—	—	—	—
	5/10/2016	—	—	—	15,497	24,214	36,321	8,071	—	—	$499,967
Madeline Hernández-Urquiza	—	$183,750	$367,500	$551,250	—	—	—	—	—	—	—
	5/10/2016	—	—	—	10,848	16,950	25,425	5,650	—	—	$524,998
Eva G. Salgado-Micheo	—	$137,124	$274,247	$411,371	—	—	—	—	—	—	—
	5/10/2016	—	—	—	7,748	12,107	18,161	4,035	—	—	$374,979
Arturo L. Carrión-Crespo	—	$113,645	$227,290	$340,935	—	—	—	—	—	—	—
	5/10/2016	—	—	—	5,165	8,071	12,107	2,690	—	—	$249,978

(1)
The Compensation and Talent Development Committee established the performance measures for purposes of determining the amounts payable for the year ended December 31, 2016. The amounts shown under the Threshold column assume the lowest performance level is achieved by the Company or business unit. The amount of the annual non-equity incentive bonus can be zero if the lowest level is not achieved.  Awards under this plan, if any, are payable in the first quarter of the following year.  Amounts approved with respect to 2016 results are reflected in the “Summary compensation table — Non-Equity Incentive Plan Compensation” column.

(2)
Performance awards vest at the end of a three-year period following their grant date, subject to the achievement of performance measures. The minimum threshold payout is determined at 64% when 80% of the target is met and the maximum payout is determined at 150% when 120% of the target is met.

(3)
Represents the number of restricted shares awarded on each grant date. Restricted stocks are considered issued and outstanding as of December 31, 2016; however, they have a three year vesting period, and vest in equal installments on each anniversary date. Owners of restricted share have the same right as any other shareholder to receive any dividend declared by the Company on its Class B shares.

(4)
The grant date fair value of these awards was determined in accordance with the provisions of FASB Accounting Standards Codification Topic 718.  See footnote 20 of the Company’s audited consolidated financial statements. There is no assurance that the value realized by NEOs, if any, will be at or near the amounts shown in this column.

(#)	Represents a non-monetary value.

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Outstanding Class B equity awards at 2016 fiscal year-end

The following table sets forth summary information regarding the outstanding equity awards held by each of our NEOs at December 31, 2016.  Please note that ownership of vested shares of stock is set forth under “Security ownership of certain beneficial owners and management” in this proxy statement.

		Option Awards					Stock Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested (1)
Roberto García-Rodríguez	(2)	—	—	—	—	—	2,278	$47,155	20,504	$424,433
	(3)	—	—	—	—	—	5,762	$119,273	25,930	$536,751
	(4)	—	—	—	—	—	18,077	$374,194	54,232	$1,122,602
Juan J. Román-Jimenez	(5)	—	—	—	—	—	8,071	$167,070	24,241	$501,230
Madeline Hernández-Urquiza	(2)	—	—	—	—	—	632	$13,082	5,695	$117,887
	(3)	—	—	—	—	—	3,546	$73,402	15,957	$330,310
	(5)	—	—	—	—	—	5,650	$116,955	16,950	$350,865
Eva G. Salgado-Micheo	(2)	—	—	—	—	—	1,265	$26,186	11,391	$235,794
	(3)	—	—	—	—	—	3,324	$68,807	14,960	$309,672
	(5)	—	—	—	—	—	4,035	$83,525	12,107	$250,615
Arturo L. Carrión-Crespo	(2)	—	—	—	—	—	1,089	$22,542	9,796	$202,777
	(3)	—	—	—	—	—	2,216	$45,871	9,973	$206,441
	(5)	—	—	—	—	—	2,690	$55,683	8,071	$167,070

(1)
The market value of restricted stock and performance awards that have not vested was calculated by multiplying the closing price of our Class B shares on December 31, 2016 ($20.70) by the applicable number of shares.

(2)
Stock awards granted on May 8, 2014 vest yearly in three equal installments. Performance awards vested at the end of a three-year period on December 31, 2016, subject to achievement of performance measures.

(3)
Stock awards granted on March 3, 2015 vest yearly in three equal installments. Performance awards will vest at the end of a three-year period on December 31, 2017, subject to the achievement of performance measures.

(4)
Stock awards granted on February 22, 2016 vest yearly in three equal installments. Performance awards will vest at the end of a three-year period on December 31, 2018, subject to the achievement of performance measures.

(5)
Stock awards granted on May 10, 2016 vest yearly in three equal installments. Performance awards will vest at the end of a three-year period on December 31, 2018, subject to the achievement of performance measures.

(#)	Represents a non-monetary value.

Options exercised and stock vested in fiscal year 2016

The following table summarizes the options exercised and stock awards vested for each of our NEOs for the year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Roberto García-Rodríguez	4,440	$54,568	9,698	$232,197
Juan J. Román-Jimenez	—	—	—	—
Madeline Hernández-Urquiza	—	—	5,433	$131,788
Eva G. Salgado Micheo	—	—	9,738	$233,688
Arturo L. Carrión Crespo	—	—	8,551	$204,737

(#) Represent a non-monetary value.

The Compensation and Talent Development Committee has discontinued the grant of stock options because the Company believes that performance shares better reflect our compensation philosophy. The Company granted stock options to certain executive officers, including some NEOs, in connection with the initial public offering of our Class B shares in 2007. Additionally, the Company granted stock options to Mr. García-Rodríguez and other two employees in 2009 and 2010, respectively, as part of their respective compensation packages. Currently, all stock options that were granted have been exercised.

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Pension benefits

We sponsor a non-contributory retirement program for certain employees of our Company. The pension plan covers the NEOs annual salary set forth in the Summary Compensation Table. Our supplemental retirement program covers benefits in excess of the United States Internal Revenue Code (“IRC”) limits that apply to the non-contributory retirement program, which is a tax-qualified program under IRC rules. The following is a summary of the provisions of our defined benefit pension plans.

Non-contributory defined-benefit pension plan. Employees age 21 or older with one year of service with a BCBSA organization who were hired by the Company or its subsidiaries on or before December 19, 2006 in the case of union employees (on or before September 30, 2007, in the case of non-union employees) were eligible to participate in our non-contributory defined-benefit pension plan. Union employees hired after December 19, 2006 were not eligible to participate. Non-union employees hired after September 30, 2007 were not eligible to participate. Effective January 1, 2017, the Company froze the accumulation of benefits under the non-contributory defined-benefit pension plan.

The average earning calculated is based on the highest average annual rate of pay from any five consecutive calendar year periods out of the last ten years. Each year’s earnings are limited by IRC Section 401(a)(17) and 415. For 2016, the pension earnings are limited to $265,000.

Since July 2012, the accrued benefit for single life benefit was calculated using the following formula: 1% of final average earnings multiplied by plan service (defined as full and partial years of employment with the Company or any of its subsidiaries) up to 30 years, minus any benefit accrued under a prior BCBSA plan.

Normal retirement. To be eligible for normal retirement benefits, termination of employment must occur after both (i) the attainment of age 65 and (ii) after five years of participation in the plan.  The accrued benefit is payable at the normal retirement date.

Early retirement. To be eligible for early retirement benefits, termination of employment must occur after both (i) the attainment of age 55 and (ii) five years of participation in the plan. The benefit will be the accrued benefit at normal retirement date minus a reduction factor for each year prior to age 62. There is no reduction if retirement occurs on or after age 62.

The plan also has a special early retirement provision. To be eligible, the termination of employment must occur after attaining 30 years of benefit service and election of immediate benefit commencement.

Forms of payment. The standard form of payment for a single participant is a straight life annuity; for a married participant, a reduced qualified joint and survivor annuity begins at the benefit commencement date, with 50% of the benefit continuing to the surviving spouse upon the earlier death of the participant.  In lieu of the standard form of payment, a participant may elect, with the proper spousal consent, one of the optional forms of annuity payment or, alternatively, a single lump sum payment.

Supplemental retirement plan. Employees with non-contributory retirement program benefits limited by the IRC maximum compensation and benefit limits are eligible to participate in a supplemental retirement plan. The accrued benefit is calculated by the same formula used in the defined-benefit plan using the amount of salary in excess of the IRC limit.

Normal retirement, early retirement, and special early retirement provisions are the same as provided for the non-contributory defined-benefit plan, described above.

Forms of payment. The standard form of payment for a single participant is a straight life annuity; for a married participant, a reduced qualified joint and survivor annuity begins at the benefit commencement date, with 50% of the benefit continuing to the surviving spouse upon the earlier death of the participant.  The lump sum payment is not available in the Supplemental Retirement Plan.

   The following table presents pension plan information as of December 31, 2016 for the NEOs under our non-contributory retirement and supplemental retirement plans.

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Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Roberto García-Rodríguez	Non-Contributory Retirement	—	—	—
	Supplemental Retirement		—	—
Juan J. Román-Jimenez	Non-Contributory Retirement	15.55	$510,000	$0
	Supplemental Retirement		$380,000	$0
Madeline Hernandez-Urquiza	Non-Contributory Retirement	10.19	$85,000	$0
	Supplemental Retirement		—	—
Eva G. Salgado Micheo(3)	Non-Contributory Retirement	20.9	$1,020,000	$0
	Supplemental Retirement		$535,000	$0
Arturo L. Carrión Crespo	Non-Contributory Retirement	—	—	—
	Supplemental Retirement		—	—

(1)
The actual number of years of credited service with the Company of Mrs. Salgado-Micheo is the same as the years of her credited service under both plans. Mr. Román-Jimenez rejoined the Company in 2016 and the number of years of his credited service under the non-contributory define-benefit and supplemental pension plans is fixed to the years of actual service prior to 2016. Ms. Hernández-Urquiza’s rejoined the Company in 2010 and the number of years of her credited service under the non-contributory defined-benefit pension plan is fixed to the years of actual service prior to 2010.

(2)
For additional information on the material assumptions applied in determining the present value of accumulated benefits, see note 15 (“Pension Plans”) to the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(3)
Participant is eligible for early retirement under both plans. Mrs. Salgado-Micheo retired from the Company effective February 28, 2017 and elected to postpone benefit commencement until eligible for normal retirement benefits. Additional details on early retirement payments and benefit formula and eligibility standards can be found in the sections titled “Non-Contributory Defined Benefit Pension Plan” and “Supplemental Retirement Plan” above.

401(k) defined contribution savings plans.

The Company maintains four tax-qualified 401(k) savings plans for employees not eligible for our non-contributory retirement plan or the supplemental retirement plan.  For all its business units except two, the Company matches fifty percent of participant’s contribution of up to six percent of the participant’s pre-tax compensation.  Company match for the other two business units is as follows: (i) twenty-five cents of each dollar contributed by the participant up to 4% of the participant’s pre-tax compensation and (ii) one-hundred cents of each dollar contributed by the participant up to the first 1% of the participant’s compensation and fifty cents of each dollar contributed by the participant up to 3% of the participant’s compensation.  For participant union employees, Company match is fifty cents of each dollar up to the first 6% of the participant’s pre-tax compensation.  During 2016, Messrs. García-Rodríguez, Román-Jimenez and Carrión-Crespo and Mrs. Hernández-Urquiza participated in the defined contribution savings plan.

Non-qualified deferred compensation table

The following table presents compensation for the NEOs that has been deferred under a plan that is not tax-qualified:

Name	Balance	Executive Contribution Last Fiscal Year(1)	Registrant Contribution in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year
Roberto García-Rodríguez	—	—	—	—	—	—
Juan J. Román-Jimenez	—	—	—	—	—	—
Madeline Hernández Urquiza	—	—	—	—	—	—
Eva G. Salgado-Micheo	$33,523	$25,960	—	$1,673	—	$61,156
Arturo L. Carrión-Crespo	—		—	—	—	—

(1)	Amounts reported in this column for 2016 are reported as salary in the Summary Compensation Table.

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Under our current non-qualified deferred compensation plan, commencing on 2017 participants may elect to defer up to 100% of their gross annual cash compensation.  The deferred compensation and accumulated interest will be paid on the occurrence of the following events: termination of employment, retirement, six months of continued disability, death, or an elected fixed date occurring after the 5th but not later than the 25th anniversary of deferral. Deferred compensation accumulates interest at an annual rate equivalent to the actual annual yield of the fixed income portion of the Company’s investment portfolio for the corresponding year.

Description of employment agreements

We have no employment agreements with any of our NEOs, except for Mr. Garcia-Rodriguez, our chief executive officer.

On December 31, 2015, we entered into an employment agreement with Mr. García-Rodríguez, our chief executive officer, effective January 1, 2016, which has a three-year term.  The agreement provides for a base salary of $750,000, which may be increased from time to time pursuant to the terms of the contract and our compensation policies.  Under the agreement, Mr. García-Rodríguez is eligible to receive an annual short-term cash incentive, contingent upon the achievement of annual performance objectives established in accordance with our policies. Payments and benefits under the employment agreement with our chief executive officer is subject to the Company’s recoupment policy.

The agreements of Mr. García-Rodríguez also provides for certain benefits and perquisites, including an automobile allowance, the annual membership fees for a private club, the payment of premiums in connection with long-term disability insurance and life insurance coverage, the payment of premiums in connection with health and medical benefits, including his dependents under our group health insurance plan, and the right to participate in all employee benefit plans and programs, including long-term incentive compensation programs, generally available to senior executives.

Under the terms of the contract with Mr. García-Rodríguez, we would be required to make payments in the event of the expiration of the agreement, termination of the agreement with or without cause, or change in control, as further described below.

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Termination for cause

In the event the agreement with our chief executive officer terminates for “cause,” or as a result of his death or resignation, he will receive the base salary earned until the date of death or resignation, the liquidation of any applicable fringe benefits and the payment of amounts due under our deferred compensation plan and any vested rights under our incentive plan and pension plan.

For “cause” means:

•      a material breach by the chief executive officer of his obligations and duties as specified in the contract;

•      a conviction or allegation of nolo contendere of any felony or the conviction or allegation of nolo contendere of a misdemeanor involving fraud, dishonest or disreputable conduct or moral torpitud;

•      insubordination;

•      material non-compliance of the contract or the rules, regulations, guidelines, policies or code of ethics of the Company

•      improper or disorderly conduct; or

•      the existence of a conflict of interest not previously disclosed to the Board.

Termination without cause

In the event of termination of the agreement without “cause” (other than for death or disability), we would provide the following severance benefits:

•      the payment of the base salary up to the normal expiration of the contract, or the base salary of one year, whichever is greater.

•      the continuation of long term disability insurance, life insurance and health and medical benefits for the chief executive officer and his dependents until the later of one year or the remainder of the term of the contract;

•      the payment of any amounts due under our deferred compensation plan and/or related to vested rights under our pension plan; and

•      the accelerated vesting of equity grants, provided that the chief executive officer releases the Company from liability with the execution of a general release.

Expiration of employment term

In the event the employment contract terminates as a result of the expiration of the employment term (other than through the chief executive officer’s request and regardless of whether there is any period of at-will employment following the employment term), we would provide the following severance:

•      an amount equal to one year’s base salary payable in monthly installments; and

•      the continuation of long-term disability insurance, life insurance and health benefits for the chief executive officer and his dependents for a 12-month period following termination.

Termination upon change in control

If upon the event of a change in control, the Company terminates the chief executive officer without cause or he resigns for good reason (“double trigger”), the chief executive officer is entitled to receive the following payment:

•      an amount equal to twice (1) the highest base salary received by the chief executive officer in any of the three years prior to the date of the change in control and (2) the average annual cash bonus received by the chief executive officer during the prior three years; and

•      the continuation of long-term disability insurance, life insurance and health and medical benefits for the chief executive officer and his dependents for 24 months or until the chief executive officer obtains employment with comparable benefits.

“Change in control” is defined as:

•
the acquisition by any party of ownership of 25% or more of the total votes required for the election of our directors, or of such amount which, based on the cumulative vote, if this were allowed by the articles of incorporation and bylaws, would permit such party to elect 25% or more of our directors;

•
as a result of a tender offer or exchange offer of the Company’s stock, a consolidation, merger or other business combination, sale of assets or any combination thereof, the persons who were our directors prior to such transaction fail to constitute a majority of the Board;

•	a change of at least 30% of our directors as a result of a “proxy fight,” as such term is defined in Regulation 14A of the Exchange Act; or

•	a sale or transfer of substantially all of the assets of the Company to a non-affiliated corporation.

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For purposes of the agreement, “good reason” means:

•	a change in the nature or scope of the chief executive officer’s duties or functions from those performed on the date immediately preceding the change in control;

•	a reduction in base salary from that received on the date immediately preceding the change in control;

•
a reduction in the ability to participate in the compensation plans, such as bonus, stock options, incentives or other compensation plans, in which the chief executive officer participated on the date immediately preceding the change in control;

•
a change in the location of the chief executive officer’s principal place of employment of more than twenty-five miles from the place maintained as work office on the date immediately preceding the change in control; or

•
the reasonable determination by the Board to the effect that, as a result of the change in control and a change in the circumstances thereafter affecting the employment position, the chief executive officer is unable to exercise the authority, powers, functions or duties assigned to his position on the date immediately preceding the change in control.

Potential payments upon termination or change in control

Mr. García-Rodríguez is entitled to certain benefits upon a change in control or upon a termination of employment. These benefits are payable in accordance with his employment agreement. We describe this agreement, including the material conditions or obligations applicable to the receipt of these benefits, under the caption “Description of employment agreements” above. The table below sets forth the value of the benefits (other than payments that were generally available to salaried team members) that would have been due to Mr. García-Rodríguez upon termination of his contract.

	Expiration of Employment Agreement(1)		Termination Without Cause(2)		Termination With Cause or Upon Resignation or Death	Change of Control – Resignation for Cause or Termination Without Cause(3)
Roberto García-Rodríguez*
Base salary	Up to	$750,000	Up to	$1,375,000	―		$1,500,000
Annual short-term bonus		―		―	―		$1,575,000
Fringe benefits	Up to	$55,459	Up to	$101,675	―	Up to	$110,918
Total		$805,459		$1,476,675	―		$3,185,918

*	Based on base compensation currently paid to Mr. García-Rodríguez under his contract as chief executive officer.

(1)	Base Salary and Fringe Benefits are payable in 12 equal monthly installments, provided the chief executive officer did not end negotiations or notify his desire not to renew.
(2)
Base Salary and Fringe Benefits payable are equal to the greater of the amount due at the expiration of the agreement or one year.  For purposes of this table, we are estimating potential payment for a 22-month period, commencing on March 1, 2016 until December 31, 2018.

(3)
Base Salary and Annual Short Term Bonus payable is equal to twice the highest Base Salary paid in any of the prior three fiscal years and twice the average Annual Short Term Bonus for the prior three fiscal years. For purposes of this table we calculated the annual short-term bonus with the maximum payout allowed under the Non-equity Incentive Plan. The obligations to pay Fringe Benefits expires on the earlier of 24 months after the termination of employment or the date employment with comparable benefits is obtained.

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Director compensation

The Board evaluates and approves the compensation of non-management directors taking into account the recommendation of the Compensation and Talent Development Committee. Under our current directors’ compensation structure, each non-management director receives an annual cash retainer, paid in monthly installments, and equity compensation in the form of restricted shares, as detailed in the following table:

Compensation components for non-management directors	Amount
Annual cash retainer	$80,000
Annual equity retainer	$80,000

Additional annual cash retainer
Chair of the Board	$150,000
Vice Chair/ Lead Independent Director	$10,000
Audit Committee Chair	$18,000
Compensation and Talent Development Committee Chair	$13,000
Corporate Governance and Nominating Committee Chair	$10,000
Investment and Financing Committee Chair	$10,000

Directors who are also our employees do not receive any compensation for service rendered as members of the Board or any committee of the Board, or of any subsidiary board or subsidiary board committee.

Non-management directors compensation for fiscal year 2016

The following table summarizes the fees or other compensation that our non-employee directors earned for services rendered as members of the Board or any committee of the Board during fiscal year 2016, pursuant to our current compensation structure.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Adamina Soto-Martínez(3)	$20,000	$0	$20,000
Antonio F. Faría-Soto	$98,000	$80,000	$178,000
Cari M. Dominguez	$81,186	$80,000	$161,186
David H. Chafey, Jr.	$90,449	$80,000	$170,449
Jorge L. Fuentes-Benejam	$91,052	$80,000	$171,052
Joseph A. Frick	$82,122	$80,000	$162,122
Luis A. Clavell-Rodríguez	$230,000	$80,000	$310,000
Manuel Figueroa-Collazo	$94,640	$80,000	$174,640
Roberto Santa María-Ros(4)	$81,000	$120,000	$201,000

(1)
The Board holds an annual off-site meeting to discuss our strategic direction and comply with continuing education requirements, among other purposes.  Some of the activities at this meeting could be considered non-work related; however, due to the difficulty in allocating the specific cost to each member and since total cost is estimated at less than $3,500 per person, such amount was not included in the above table.

(2)
In accordance with Section 229.402(k)(2)(iii) of Regulation S-K, this item considers the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the grant given on May 27, 2016 (3,376 shares at $23.69).

(3)	Ms. Soto-Martinez passed away on March 28, 2016.
(4)
On May 26, 2016, Mr. Santa Maria-Ros received an additional grant of 1,719 shares at $23.26 corresponding to the period on which he served as a director from his appointment on December 1, 2015 through the 2016 annual meeting.

Stock ownership guidelines for non-management directors

Our stock ownership guidelines for non-management directors require that non-management directors own Company stock in an amount equal to three times their annual retainer, excluding additional retainers related to committee or chair service.

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AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2016.  The information in this report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or Exchange Act, or otherwise considered “filed” with the SEC, except to the extent that the Company specifically incorporates this report or a portion of it by reference.

The Audit Committee reports to and acts on behalf of the Board.  The committee operates under a written charter adopted by the Board. The committee reviews the charter annually and a copy is available at http://investors.triplesmanagement.com/govdocs. The Board has determined that each member of the committee is independent.  In making this determination, the Board follows the audit committee independence standards set forth in the NYSE’s director independence rules. The members of the committee are not our employees or employees of any of our subsidiaries.

The Audit Committee assists the Board in its oversight of our financial reporting process, internal control over financial reporting, as well as our internal and external audit processes, and the independent registered public accounting firm’s qualifications and performance of the internal audit function. The committee is also responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm and the establishment of procedures for handling complaints.  The committee appoints or terminates the engagement of the independent registered public accounting firm and reviews the proposed audit scope and approach, including coordination of the audit effort with the Internal Audit Office.  The committee does not itself prepare the financial statements or perform audits of the Company’s financial statements. The Audit Committee meets regularly with the chief audit executive to review and discuss the internal audit scope, plan and the results of internal audit activities. The committee oversees the appointment, removal, performance, and compensation of the chief audit executive.

In the performance of its oversight function, the Audit Committee has considered and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2016—including critical accounting policies, reasonableness of significant estimates and judgment and financial statements disclosures—with management and D&T, our independent registered public accounting firm.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by AU Section 380, Communications with Audit Committee. The committee has also discussed with D&T the matters required by the Public Company Accounting Oversight Board Rule 3526 regarding “Communication with Audit Committee Concerning Independence”.  In addition, the committee has received the written disclosures and the letter from D&T required by applicable requirements of the Public Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the committee concerning independence, and has discussed with D&T its independence. The committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditors’ independence.  The committee has evaluated D&T’s qualifications, performance and independence, including that of the lead partner.  As part of its auditor engagement process, the committee considers whether to rotate the independent audit firm.

Based on the Audit Committee’s consideration of the audited consolidated financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the committee set forth in the charter and those discussed above, the committee recommended and the Board approved that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Submitted by:

Antonio F. Faría-Soto, Chair
David H. Chafey, Jr.
Roberto Santa María-Ros

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OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS

Transactions with related parties

In the ordinary course of business, we or our subsidiaries may occasionally enter into transactions with our executive officers, directors, or nominees, or their respective immediate families.  Also, certain executive officers, directors and nominees have material ownership interests in, or occupy senior positions, including as president or director, at certain entities to which one or more of our subsidiaries provided insurance during 2016, as further detailed below:

Mr. Clavell-Rodríguez, Chair of the Board
•      Member of the board of San Jorge Children’s Hospital and San Jorge Children’s Medical Specialties, which paid insurance premiums totaling $1,952,681.20 and received insurance payments totaling $467,938.66.

Mrs. Dominguez, Director • Member of the board of Manpower Group, Inc., which paid insurance premiums totaling $434,212.95.
Mr. Figueroa-Collazo, Director • Chief executive officer of VERNET, Inc., which paid insurance premiums totaling $156,093.31 and received insurance payments totaling $390.50
Mrs. Eva G. Salgado-Micheo, President of Triple-S Propiedad, Inc. until February 28, 2017.
•      Her brother, Mr. Victor J. Salgado-Micheo and her sister, Mrs. Ana M. Salgado-Micheo are President and Vice President, respectively, of Victor Salgado & Associates which paid insurance premiums totaling $380,688.89.
•      Her brother, Mr. Victor J. Salgado-Micheo and her sister, Mrs. Ana M. Salgado-Micheo are President and Vice President, respectively, of Integrand Assurance, which paid insurance premiums totaling $22,469.14 and received insurance payments totaling $183,525.07.

Mr. Fuentes-Benejam, Director • Member of the board of trustees of Interamerican University of Puerto Rico, which paid premiums totaling $11,306,736.28, and received a donation totaling $15,000.

The terms on which we and our subsidiaries enter into business transactions with a related party are the same as the terms offered to unrelated parties.

In addition, Mr. Clavell-Rodríguez, a physician, or his affiliated entities, may also render services as providers to TSS or TSA in the ordinary course of business.  Mr. Clavell-Rodríguez, nor his immediate family members and affiliated entities, received more than $120,000 in compensation for services as healthcare providers during 2016. The terms of the provider agreements with TSS or TSA pursuant to which payments are made are the same as the terms of the provider agreements of physicians and healthcare organizations who are not directors or affiliated with our directors.

Policies and procedures for related party transactions

The Company has adopted a policy directed at the review and approval of transactions with related parties. This policy instructs our directors and executive officers to inform the Corporate Governance and Nominating Committee of proposed related party transactions that would need to be disclosed pursuant to Item 404(a) of Regulation S-K, and provides guidelines for the review and approval of such transactions. Additionally, under our Code of Ethics, all employees, officers and directors are required to avoid conflicts of interest. Employees, including officers, must review with, and obtain the approval of, their supervisors or the office of the general counsel, for any situation that may involve a conflict of interest. The Code of Ethics broadly defines a conflict of interest as whenever an individual’s personal interests interfere or diverge in any way (or appear to interfere or diverge) with our interest, and specifically notes involvement (either personally or through a family member) in a business that is a competitor, supplier or customer of the Company.  Moreover, on an annual basis, each of our directors and executive officers are required to complete a director and officer questionnaire that requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

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ANNUAL REPORT

Our 2016 Annual Report to shareholders accompanies the proxy materials that have been provided to all shareholders. Those documents are not a part of the proxy solicitation materials. We will provide, without charge, additional copies of our 2016 Annual Report to shareholders upon the receipt of a written request by any shareholder.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act, which might incorporate all or portions of our filings, including this proxy statement, with the SEC, in whole or in part, the Compensation and Talent Development Committee Report and the Report of the Audit Committee contained in this proxy statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act or the Exchange Act.

San Juan, Puerto Rico, March      , 2017

LUIS A. CLAVELL-RODRÍGUEZ, MD	CARLOS L. RODRÍGUEZ-RAMOS
Chair of the Board	Secretary

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EXHIBIT A

TRIPLE-S MANAGEMENT CORPORATION
2017 INCENTIVE PLAN

Section 1.  Purpose.  The purpose of the Triple-S Management Corporation 2017 Incentive Plan is to enhance the incentive of those officers, employees, Directors, and other individuals who are expected to contribute significantly to the success of the Company and its Affiliates to perform at the highest level, and, in general, to further the best interests of the Company and its shareholders.

Section 2.  Definition.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Act” shall mean the Securities Exchange Act of 1934, as amended.

(b)          “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by or under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(c)          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award granted under the Plan, which may be denominated or settled in Shares, cash or in such other forms as provided for herein.

(d)          “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(e)          “Beneficiary” shall mean a person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death.  If no such person is named by a Participant who is an individual, such individual’s Beneficiary shall be the individual’s estate.

(f)          “Board” shall mean the board of directors of the Company.

(g)          “Cause” shall mean the following with respect to a Participant:

(i)           material breach of his or her obligations and duties as specified in any employment contract or offer letter;

(ii)          conviction or plea of nolo contendere of any felony or the conviction or plea of nolo contendere of a misdemeanor involving fraud, dishonest or disreputable conduct or moral torpitude;

(iii)          insubordination;

(iv)         material non-compliance of any employment contract or offer letter or the rules, regulations, guidelines, policies, or code of ethics of the Company;

(v)          improper or disorderly conduct; or

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(vi)         the existence of a conflict of interest not previously disclosed to the Company;

(vii)        any act or omission detrimental to the conduct of the business of the Company;

(h)          “Change in Control” shall mean the occurrence of:

(i) any “person” (as defined in Section 13(d) of the Act) other than the Company, its Affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, becoming the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any “person” who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph (iii) below), unless such person acquires beneficial ownership of more than 50% of the combined voting power of the Company’s Voting Stock then outstanding solely as a result of an acquisition of Company Voting Stock by the Company which, by reducing the Company Voting Stock outstanding, increases the proportionate Company Voting Stock beneficially owned by such person to more than 50% of the combined voting power of the Company’s Voting Stock then outstanding; provided, that if a person shall become the beneficial owner of more than 50% of the combined voting power of the Company’s Voting Stock then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the beneficial owner of any additional Company Voting Stock which causes the proportionate voting power of such Company Voting Stock beneficially owned by such person to increase to more than 50% of the combined voting power of such Voting Stock then outstanding, such person shall, upon becoming the beneficial owner of such additional Company Voting Stock, be deemed to have become the beneficial owner of more than 50% of the combined voting power of the Company’s Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

(ii) at any time during a period of twelve consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of such twelve-month period or whose election or nomination for election was so approved, cease for any reason to constitute a majority of members then constituting the Board; or

(iii) the consummation of (A) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all assets of the Company.

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Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred with respect to a Participant if the Participant is part of a “group”, within the meaning of Section 13(d)(3) of the Act, which consummates the Change in Control transaction.  In addition, for purposes of the definition of Change in Control, a person engaged in business as an underwriter of securities shall not be deemed to be the beneficial owner of, or to beneficially own, any securities acquired through such person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

(i)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j)           “Committee” shall mean the Compensation and Talent Development Committee of the Board or such other committee as may be designated by the Board.  If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.

(k)          “Company” shall mean Triple-S Management Corporation.

(l)           “Covered Employee” means an individual who is (i) a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto or (ii) expected by the Committee to be the recipient of compensation (other than “qualified performance based compensation” as defined in Section 162(m) of the Code) in excess of $1,000,000 for the tax year of the Company with regard to which a deduction in respect of such individual’s Award would be claimed.

(m)          “Director” means any member of the Company’s Board.

(n)          “Fair Market Value” shall mean with respect to Shares, the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal stock exchange on which the Shares trade or are quoted, or if Shares are not so listed or quoted, fair market value as determined by the Committee, and with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(o)          “Incentive Stock Option” shall mean an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that meets the requirements of Section 422 of the Code, or any successor provision thereto.

(p)          “Non-Qualified Stock Option” shall mean an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that is not an Incentive Stock Option or a Qualified Stock Option.

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(q)          “Option” shall mean an Incentive Stock Option, a Qualified Stock Option or a Non-Qualified Stock Option.

(r)          “Other Stock-Based Award” means an Award granted pursuant to Section 10 of the Plan.

(s)          “Participant” shall mean the recipient of an Award granted under the Plan.

(t)           “Performance Award” means an Award granted pursuant to Section 9 of the Plan.

(u)          “Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

(v)          “Plan” shall mean the Triple-S Management Corporation 2017 Incentive Plan, as the same may be amended from time to time.

(w)          “PR Code” means the Puerto Rico Internal Revenue Code of 2011, as amended, any successor thereto and any regulation promulgated thereunder.

(x)           “Qualified Stock Option” means an option that meets the requirement of Section 1040.80 of the PR Code.

(y)          “Restricted Stock” shall mean any Share granted under Section 8.

(z)           “Restricted Stock Unit” shall mean a contractual right granted under Section 8 that is denominated in Shares. Each Unit represents a right to receive the value of one Share (or a percentage of such value) upon the terms and conditions set forth in the Plan and the applicable Award Agreement. Awards of Restricted Stock Units may include, without limitation, the right to receive dividend equivalents.

(aa)         “SAR” or “Stock Appreciation Right” shall mean any right granted to a Participant pursuant to Section 7 to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 5(e), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(bb)        “Shares” shall mean shares of the Class B common stock of the Company.

(cc)         “Subsidiary” shall mean any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company.  Whether employment by or service with a Subsidiary is included within the scope of this Plan shall be determined by the Committee.

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(dd)       “Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

(ee)        “Termination of Employment” means, in the case of a Participant who is an employee of the Company or any of its Affiliates, cessation of the employment relationship such that the Participant is no longer an employee of the Company or an Affiliate, or in the case of a Participant who is an independent contractor, the date the performance of services for the Company or an Affiliate has ended; provided, however, that in the case of an employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as an independent contractor shall not be deemed a termination of service that would constitute a Termination of Employment; and provided, further, that a Termination of Employment will be deemed to occur for a Participant employed by an Affiliate when an Affiliate ceases to be an Affiliate unless such Participant’s employment continues with the Company or another Affiliate. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a Termination of Employment occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code).

(ff)         “Voting Stock” means securities entitled to vote generally in the election of members of the board of directors.

Section 3.  Eligibility.

(a)          Any officer, employee, Director, consultant or other advisor of, or any other individual who provides services to, the Company or any Affiliate, shall be eligible to be selected to receive an Award under the Plan.

(b)          Holders of options and other types of Awards granted by a company acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder.

Section 4.  Administration.

(a)          The Plan shall be administered by the Committee.  To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of members who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock exchange on which the Shares trade or are quoted, (ii) a non-employee Director within the meaning of Rule 16b-3 under the Act and (iii) an outside Director pursuant to Section 162(m) of the Code, and any regulations issued thereunder, in each case at such time as the Company becomes subject to the respective regulatory regime.  The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee.  To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Act.  The Committee may issue rules and regulations for administration of the Plan.  It shall meet at such times and places as it may determine.

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(b)          Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)          All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, the shareholders and the Participants.

Section 5.  Shares Available for Awards and Award Limitation

(a)          Subject to adjustment as provided below, the maximum number of Shares available for issuance under the Plan will not exceed 1,700,000 Shares, plus the number of Shares that were subject to any outstanding awards under the Triple-S Management Corporation 2007 Incentive Plan as of the Effective Date that are thereafter forfeited, cancelled, expire, terminate, or otherwise lapse, in whole or in part without the delivery of Shares. All Shares remaining available for issuance under the Triple-S Management 2007 Incentive Plan will be cancelled upon the adoption of the Plan by the shareholders of the Company. Notwithstanding the foregoing and subject to adjustment as provided in Section 5(e), no Participant may receive under the Plan in any calendar year (i) Options or Stock Appreciation Rights that relate to more than 600,000 Shares; (ii) Restricted Stock and RSUs that relate to more than 300,000 Shares; or (iii) Performance Awards or Other Stock-Based Awards that relate to more than 300,000 Shares; and the maximum amount that may be paid in a calendar year in respect of an annual Award denominated in cash or value other than Shares with respect to any Participant shall be $3,000,000, and the maximum amount of a long-term incentive Award denominated in a cash shall be $1,500,000 multiplied by the number of years included in any applicable Performance Period(s) (and any applicable fraction for any Performance Period(s) of less than one year) relating to such Awards.

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(b)         No Director may receive under the Plan in any calendar year: (i) Options, Stock Appreciation Rights, Restricted Stock, RSUs, Performance Awards and Other Stock-Based Awards with a fair value as of the grant date of more than $300,000 (as determined in accordance with applicable accounting standards); and (ii) cash retainers and other cash-based awards of more than $300,000.

(c)          Any shares subject to an Award (but not including any Substitute Award), that expires, is cancelled, forfeited, or otherwise terminates without the delivery of Shares, excluding the number of Shares surrendered or withheld in payment of any exercise or other price of an Award or taxes related to an Award, shall again be, or shall become, available for distribution under the Plan. Upon the exercise of SRAs, the gross number of Shares exercised shall be deducted from the total number of Shares remaining available for issuance under the Plan. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the plan.

(d)         Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

(e)          In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of the Shares, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust equitably any or all of (i) the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate and individual limits specified in Section 5(a), (ii) the number and type of Shares (or other securities) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(f)          Shares underlying Substitute Awards shall not reduce the number of Shares remaining available for issuance under the Plan.

Section 6.  Options.

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)          The exercise price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

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(b)          The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant thereof.

(c)          The Committee shall determine the time or times at which an Option may be exercised in whole or in part.

(d)          The Committee shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(e)          No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except as provided under Section 5(e)).

(f)          The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Incentive Stock Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424 of the Code).

(g)          The terms of any Qualified Stock Option granted under the Plan shall comply in all respects with the provisions of Section 1040.08 of the PR Code, or any successor provision thereto, and any regulations promulgated thereunder.

Section 7.  Stock Appreciation Rights.

(a)          The Committee is hereby authorized to grant Stock Appreciation Rights (“SARs”) to Participants with terms and conditions as the Committee shall determine not inconsistent with the provisions of the Plan.

(b)          SARs may be granted hereunder to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.

(c)          Any tandem SAR related to an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option.  In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof shall not be exercisable until the related Option or applicable portion thereof is exercisable and shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR.  Any Option related to any tandem SAR shall no longer be exercisable to the extent the related SAR has been exercised.

(d)          The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.

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(e)          A freestanding SAR shall not have a term of greater than 10 years or, unless it is a Substitute Award, an exercise price less than 100% of Fair Market Value of the Share on the date of grant.

Section 8.  Restricted Stock and Restricted Stock Units.

(a)          The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.  The Award Agreement shall specify the vesting schedule and, with respect to Restricted Stock Units, the delivery schedule (which may include deferred delivery later than the vesting date).

(b)          Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(c)          Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(d)          The Committee may in its discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(e)          The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.

(f)           If the Committee intends that an Award under this Section 8 shall constitute or give rise to “qualified performance based compensation” under Section 162(m) of the Code, such Award may be structured in accordance with the requirements of Section 9(c), including without limitation, the performance criteria and the Award limitation set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

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Section 9.  Performance Awards.

(a)          The Committee is hereby authorized to grant Performance Awards to Participants with terms and conditions as the Committee shall determine not inconsistent with the provisions of the Plan.

(b)          Performance Awards may be denominated as a cash amount, number of Shares, or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee.  In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

(c)          Every Performance Award shall, if the Committee intends that such Award should constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code, include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a performance period or periods, as determined by the Committee, of a level or levels of, or increases in, in each case as determined by the Committee, one or more performance measures with respect to the Company, including without limitation the following: revenue growth, operating income growth, premiums earned; net sales; revenue or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share, earnings per share growth; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel, each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company.  Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis. Relative performance may be measured against a group of peer companies, a financial market index, or other acceptable objective and quantifiable indices.  Except in the case of an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.  Performance measures may vary from Performance Award to Performance Award, respectively, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.  The Committee shall have the power to impose such other restrictions on Awards subject to this Section 9(c) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.  Notwithstanding any provision of the Plan to the contrary, the Committee shall not be authorized to increase the amount payable under any Award to which this Section 9(c) applies upon attainment of such pre‑established formula.

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(d)          Settlement of Performance Awards; Other Terms.  Settlement of Performance Awards shall be in cash, Shares, other Awards or other property, or a combination thereof, in the discretion of the Committee. Performance Awards will be distributed only after the end of the relevant Performance Period. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.  Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.  The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of Termination of Employment by the Participant.

Section 10.  Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.

Section 11.  Effect of Termination of Employment on Awards.  The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event of a Termination of Employment prior to the end of a performance period or exercise or settlement of such Award.

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Section 12.  General Provisions Applicable to Awards.

(a)          Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)          Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)          Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in the form of cash, Shares, other securities or other Awards, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

(d)          Except as may be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 12(e) and (ii) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e)          A Participant may designate a Beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the Beneficiary shall be the Participant’s estate.

(f)           All certificates for Shares and/or Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal, state or other jurisdiction’s securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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(g)          Upon a Change in Control, the Committee shall determine whether outstanding Options shall be assumed, continued or substituted. All Awards assumed, continued or substituted by the acquiror in connection with a Change in Control will become fully vested only if the Participant’s employment is terminated without Cause at any time during the 12-month period following the Change in Control.  Only to the extent Awards will not be assumed, continued or substituted, the Committee may provide that such Awards will become fully vested upon such Change in Control.

(h)          The Committee may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants, as it deems necessary in its sole discretion.

Section 13.  Amendments and Termination.

(a)          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by the listed company rules of the stock exchange, if any, on which the Shares are principally traded or quoted or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding Award, except to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock exchange rules and regulations or accounting or tax rules and regulations.  Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax‑efficient manner and in compliance with local rules and regulations.

(b)          The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award, provided, however, that no such action shall adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except to the extent any such action is made to cause the Plan to comply with applicable law, stock exchange rules and regulations or accounting or tax rules and regulations; and provided further that, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval; and provided further, that the Committee’s authority under this Section 13(b) is limited in the case of Awards subject to Section 9(c), as set forth in Section 9(c).

(c)          Except as noted in Section 9(c), the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including, without limitation, the events described in Section 5(e)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

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(d)          Any provision of the Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award, except that this Section 13(d) shall not be interpreted to permit any transaction that is prohibited by the second proviso of Section 13(b) relating to the direct or indirect repricing of Awards, including without limitation a buyout or cashout of underwater Options or SARs.

(e)          The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 14.  Miscellaneous.

(a)          No officer, employee, Director, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of officers, employees, Directors, Participants, or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.  Any Award granted under the Plan shall be a one-time Award which does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants hereunder.

(b)          The Committee shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities or other Awards) of required withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action (including, without limitation, providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(c)          Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)          The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties.  The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in such Award.

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(e)          If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(f)           Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g)          Awards may be granted to Participants who are employed or providing services outside of the Commonwealth of Puerto Rico, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the Commonwealth of Puerto Rico as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country

(h)          No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Section 15.  Effective Date of the Plan.  The Plan shall be effective as of April 28, 2017, subject to its approval by the shareholders of the Company.

Section 16.  Term of the Plan.  No Award shall be granted under the Plan after the 10-year anniversary of its adoption.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Committee to amend the Plan, shall extend beyond such date.

Section 17.   Cancellation or "Clawback" of Awards.  The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Act and any rules promulgated thereunder and any other regulatory regimes.  Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.

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Section 18.  Section 409A of the Code.  With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of Section 409A and the related regulations, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict

Section 19.   Successors and Assigns.  The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity.

Section 20.  Data Protection. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any Affiliate, trustee or third party service provider, for all purposes relating to the operation of the Plan.  These include, but are not limited to:

(a)          administering and maintaining Participant records;

(b)          providing information to the Company, any Subsidiary, trustees of any employee benefit trust, registrars, brokers or third party administrators of the Plan;

(c)          providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and

(d)          transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant's home country.

Section 21.  Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the Commonwealth of Puerto Rico, without application of the conflicts of law principles thereof.

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2017. TRIPLE-S MANAGEMENT CORPORATION Meeting Type: Annual Meeting For holders as of: February 28, 2017 Date: April 28, 2017 Time: 9:00 A.M. (Local Time) Location: Triple-S Building 1441 F.D. Roosevelt Ave San Juan, Puerto Rico 00920 TRIPLE-S MANAGEMENT CORPORATION OFFICE OF LEGAL AFFAIRS P.O. BOX 363628 SAN JUAN, PR 00936-3628 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E17705-TBD See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.gXXXX XXXX XXXX XXXXgXXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2017 to facilitate timely delivery. wSCAN TO VIEW MATERIALS & VOTE How To Vote Please Choose One of the Following Voting Methods E17706-TBD Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. g XXXX XXXX XXXX XXXX

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Voting Items 2. Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm of the Company. 3. Advisory vote on the compensation of our named executive officers. 4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. 5. Amendment to Article TENTH A of the Amended and Restated Articles of Incorporation of the Company. 7. Amendment to Article THIRTEENTH of the Amended and Restated Articles of Incorporation of the Company. 6. Amendment to Article TENTH C of the Amended and Restated Articles of Incorporation of the Company. 8. Adoption of the Triple-S Management Corporation 2017 Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Nominees: The Board of Directors recommends a vote "FOR" proposals 1, 2, 3, 5, 6, 7 and 8 and "1 YEAR" on proposal 4: 1a. Jorge L. Fuentes-Benejam 1b. Roberto Santa Maria-Ros 1c. Cari M. Dominguez 1. Election of Three "Group 1" Directors: E17707-TBD E17708-TBD

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRIPLE-S MANAGEMENT CORPORATION 4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. 2. Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm of the Company. 5. Amendment to Article TENTH A of the Amended and Restated Articles of Incorporation of the Company. 6. Amendment to Article TENTH C of the Amended and Restated Articles of Incorporation of the Company. 7. Amendment to Article THIRTEENTH of the Amended and Restated Articles of Incorporation of the Company. 8. Adoption of the Triple-S Management Corporation 2017 Incentive Plan. 3. Advisory vote on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 5, 6, 7 AND 8 AND "1 YEAR" ON PROPOSAL 4. 1. Election of Three "Group 1" Directors: Nominees: The Board of Directors recommends a vote "FOR" proposals 1, 2, 3, 5, 6, 7 and 8 and "1 YEAR" on proposal 4: The Board of Directors recommends you vote "1 YEAR" on the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. Jorge L. Fuentes-Benejam 1b. Roberto Santa Maria-Ros 1c. Cari M. Dominguez 1 Year 2 Years 3 Years Abstain E17703-TBD ! ! ! ! ! ! ! ! !! ! ! ! ! ! For Against Abstain SCAN TO VIEW MATERIALS & VOTE w V.1.1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TRIPLE-S MANAGEMENT CORPORATION OFFICE OF LEGAL AFFAIRS P.O. BOX 363628 SAN JUAN, PR 00936-3628 ! ! ! ! ! ! For Against Abstain ! ! ! ! ! ! !!E17704-TB V.1.1

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. TRIPLE-S MANAGEMENT CORPORATION Annual Meeting of Shareholders April 28, 2017 9:00 A.M. (Local Time) This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Roberto García-Rodríguez, Esq. and Carlos L. Rodríguez-Ramos, Esq. or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRIPLE-S MANAGEMENT CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. (local time) on April 28, 2017, at the Triple-S Building, 1441 F.D. Roosevelt Ave., San Juan, PR 00920, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

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March , 2017

Dear Sirs:

The Annual Meeting of Stockholders of Triple-S Management Corporation (the “Company”) will be held on April 28, 2017 (the “Annual Meeting”).  In order for a person to represent a deceased shareholder at the Annual Meeting, the Company must receive the following documents certifying the representative’s authority:

1-	If a will exists and an executor or judicial administrator has been designated:

Þ	Copy of the will or document designating the judicial administrator, if one has been designated,
Þ	Certificate from the Registry of Wills as to the effectiveness of the will, and
Þ	Testamentary Letters issued by the appropriate court certifying the executor.

2-	If a will exists but an executor has not been designated or the executor is not authorized to participate at the Annual Meeting as a representative of the estate:

Þ	Copy of the will,
Þ	Copy of the declaration of heirs (if the will does not distribute the entire estate among the heirs),
Þ	Certificate from the Registry of Wills as to the effectiveness of the will, and
Þ
A letter signed by all heirs to the deceased shareholder included in the will or the declaration of heirs, as the case may be, designating and authorizing the person to participate at the Annual Meeting and to vote therein as set forth in such letter.

3-	If a will does not exist:

Þ	Copy of the declaration of heirs, and
Þ
A letter signed by all heirs to the deceased shareholder included in the declaration of heirs, designating and authorizing the person to participate at the Annual Meeting and to vote therein as set forth in such letter.

In order to participate at the Annual Meeting, the Company must receive all required documents prior to April 21, 2017.  All documents must be addressed to the Secretary of the Company at PO Box 363628, San Juan, PR  00936-3628.  If you had sent them previously, please notify us to verify them.  For more information, please call (787) 749-4025.

If the representative of the estate of a deceased shareholder cannot attend the Annual Meeting, he/she may exercise the right to vote by completing and sending the Proxy Card, together with the corresponding documentation described above, to the attention of the Secretary of the Corporation.

Sincerely,

Carlos L. Rodríguez-Ramos, Esq.
Secretary